                                                       EXHIBIT 4.03

                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                               1995 REVISION
                               1995 REVISION
                               1995 REVISION

                As Amended Effective Generally as of January 1, 1995

                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                               1995 REVISION
                               1995 REVISION
                               1995 REVISION

                             Table of Contents
                             Table of Contents
                             Table of Contents
                                                                  ____
                                                                  Page
                                                                  ____
                                                                  Page
                                                                  ____
                                                                  Page


     ARTICLE I
     ARTICLE I
     ARTICLE I      Description and Purpose
                    Description and Purpose
                    Description and Purpose........................
                                           ........................
                                           ........................  1
                                                                     1
                                                                     1
          1.1       Plan Name......................................  1
          1.2       Plan Description...............................  1
          1.3       Plan Purposes..................................  1
          1.4       Plan Background................................  1

     ARTICLE II
     ARTICLE II
     ARTICLE II     Eligibility
                    Eligibility
                    Eligibility................................
                               ................................
                               ....................................
                                                               ....
                                                               ....  2
                                                                     2
                                                                     2
          2.1       Eligibility Requirements.......................  2
          2.2       Acquisitions...................................  2
          2.3       Transfer Among Participating Employers.........  2
          2.4       Multiple Employment............................  2
          2.5       Reentry........................................  2
          2.6       Condition of Participation.....................  3
          2.7       Termination of Participation...................  3

     ARTICLE III
     ARTICLE III
     ARTICLE III    Contributions
                    Contributions
                    Contributions................................
                                 ................................
                                 ..................................
                                                                 ..
                                                                 ..  4
                                                                     4
                                                                     4
          3.1       Pre-Tax Contributions..........................  4
          3.2       Matching Contributions.........................  5
          3.3       Rollovers and Transfers........................  6
          3.4       Corrective Contributions.......................  7

     ARTICLE IV
     ARTICLE IV
     ARTICLE IV     Accounts and Valuation
                    Accounts and Valuation
                    Accounts and Valuation.........................
                                          .........................
                                          .........................  8
                                                                     8
                                                                     8
          4.1       Establishment of Accounts......................  8
          4.2       Valuation and Account Adjustment...............  8
          4.3       Allocations Do Not Create Rights...............  9

     ARTICLE V
     ARTICLE V
     ARTICLE V      Participant Investment Direction
                    Participant Investment Direction
                    Participant Investment Direction...............
                                                    ...............
                                                    ............... 10
                                                                    10
                                                                    10

          5.1       Establishment of Investment Funds.............. 10
          5.2       Contribution Investment Directions............. 10
          5.3       Transfer Among Investment Funds................ 10
          5.4       Company Stock Fund Rules....................... 11
          5.5       Investment Direction Responsibility Resides With
                    Participants................................... 12
          5.6       Beneficiaries and Alternate Payees............. 12

     ARTICLE VI
     ARTICLE VI
     ARTICLE VI Withdrawals During Employment and Loans Withdrawals During Employment and Loans
                    Withdrawals During Employment and Loans........
                                                           ........
                                                           ........ 13
                                                                    13
                                                                    13

          6.1       Hardship Withdrawals from Pre-Tax Account...... 13
          6.2       Withdrawals from Accounts After Age 59-1/2 or
                    Disability..................................... 14

          6.3       Withdrawals from After-Tax Rollover Account.... 14
          6.4       Rules for Withdrawals.......................... 14
          6.5       Plan Loans..................................... 15

     ARTICLE VII
     ARTICLE VII
     ARTICLE VII    Vesting
                    Vesting
                    Vesting................................
                           ................................
                           ........................................
                                                           ........
                                                           ........ 18
                                                                    18

          7.1       Full and Immediate Vesting..................... 18

     ARTICLE VIII
     ARTICLE VIII
     ARTICLE VIII   Distributions After Termination
                    Distributions After Termination
                    Distributions After Termination................
                                                   ................
                                                   ................ 19
                                                                    19
                                                                    19

          8.1       Time of Distribution........................... 19
          8.2       Form of Distribution........................... 20
          8.3       Beneficiary Designation........................ 20
          8.4       Assignment, Alienation of Benefits............. 21
          8.5       Payment in Event of Incapacity................. 21
          8.6       Payment Satisfies Claims....................... 21
          8.7       Disposition if Distributee Cannot be Located... 21
          8.8       Transfers to Other Plans or Individual Retirement
                    Arrangements................................... 22

     ARTICLE IX
     ARTICLE IX
     ARTICLE IX     Contribution Limitations
                    Contribution Limitations
                    Contribution Limitations.......................
                                            .......................
                                            ....................... 23
                                                                    23
                                                                    23

          9.1       Pre-Tax Contribution Dollar Limitation......... 23
          9.2       Actual Deferral Percentage Limitations......... 23
          9.3       Actual Contribution Percentage Limitations..... 25
          9.4       Multiple Use Limitation........................ 27
          9.5       Earnings on Excess Contributions............... 29
          9.6       Aggregate Defined Contribution Limitations..... 29
          9.7       Aggregate Defined Contribution/Defined Benefit
                    Limitations.................................... 30
          9.8       Administrator's Discretion..................... 31

     ARTICLE X
     ARTICLE X
     ARTICLE X      Amendment and Termination
                    Amendment and Termination
                    Amendment and Termination......................
                                             ......................
                                             ...................... 32
                                                                    32
                                                                    32

          10.1      Adoption by Affiliated Organizations........... 32
          10.2      Authority to Amend and Procedure............... 32
          10.3      Authority to Terminate and Procedure........... 32
          10.4      Distribution Following Termination, Partial Termination
                    or Discontinuance of Contributions............. 33

     ARTICLE XI
     ARTICLE XI
     ARTICLE XI Definitions, Construction and Interpretations Definitions, Construction and Interpretations Definitions, Construction and Interpretations..
                                                                 ..
                                                                 .. 34
                                                                    34
                                                                    34

          11.1      Account........................................ 34
          11.2      Active Participant............................. 34
          11.3      Administrator.................................. 34
          11.4      Affiliated Organization........................ 34
          11.5      Basic Matching Account......................... 34
          11.6      Basic Matching Contributions................... 34
          11.8      Board.......................................... 35
          11.9      Code........................................... 35
          11.10     Committee...................................... 35
          11.11     Company........................................ 35

          11.12     Company Stock.................................. 35
          11.13     Consent of Spouse.............................. 35
          11.14     Disabled....................................... 35
          11.15     Effective Date................................. 35
          11.16     Eligible Earnings.............................. 36
          11.17     Employee....................................... 36
          11.18     Fund........................................... 36
          11.19     Governing Law.................................. 36
          11.20     Headings....................................... 36

          11.21     Highly Compensated Employee.................... 36
          11.22     Hour of Service.................................38
          11.23     Matching Contributions......................... 39
          11.24     Normal Retirement Date......................... 39
          11.25     Number and Gender.............................. 40
          11.26     Participant.................................... 40
          11.27     Participating Employer......................... 40
          11.28     Performance-Based Matching Account............. 40
          11.29     Performance-Based Matching Contributions....... 40
          11.30     Plan........................................... 40
          11.31     Plan Rule...................................... 40
          11.32     Plan Year...................................... 40
          11.33     Pre-Tax Account................................ 40
          11.34     Pre-Tax Contributions.......................... 40
          11.35     Qualified Employee............................. 40
          11.36     Reporting Person............................... 41
          11.37     Rollover Account............................... 41
          11.38     Section 415 Wages.............................. 41
          11.39     Termination of Employment...................... 41
          11.40     Testing Wages.................................. 42
          11.41     Treasury Regulations........................... 43
          11.42     Trust.......................................... 43
          11.43     Trustee........................................ 43

     ARTICLE XII
     ARTICLE XII
     ARTICLE XII    Administration of Pla
                    Administration of Pla
                    Administration of Plan
                                         n
                                         n.........................
                                          .........................
                                          ......................... 44
                                                                    44
                                                                    44

          12.1      Named Fiduciary................................ 44
          12.2      Retirement Committee........................... 44
          12.3      Operation of Committee......................... 44
          12.4      Duties of Administrator........................ 45
          12.5      Adoption of Rules.............................. 45
          12.6      Discretionary Actions.......................... 45
          12.7      Compensation................................... 46
          12.8      Professional Assistance........................ 46
          12.9      Payment of Administrative Costs................ 46
          12.10     Indemnification................................ 46
          12.11     Benefit Claim Procedure........................ 46
          12.12     Correction of Errors........................... 47

     ARTICLE XIII
     ARTICLE XIII
     ARTICLE XIII   Miscellaneous
                    Miscellaneous
                    Miscellaneous................................
                                 ................................
                                 ..................................
                                                                 ..
                                                                 .. 48
                                                                    48
                                                                    48

          13.1      Merger, Consolidation, Transfer of Assets...... 48
          13.2      Limited Reversion of Fund...................... 48
          13.3      Top-Heavy Provisions........................... 48
          13.4      No Employment Rights Created................... 52
          13.5      Special Provisions............................. 52

                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                           CERIDIAN CORPORATION
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                         PERSONAL INVESTMENT PLAN
                               1995 REVISION
                               1995 REVISION
                               1995 REVISION

                                 ARTICLE I
                                 ARTICLE I
                                 ARTICLE I
                          _______________________
                          Description and Purpose
                          _______________________
                          Description and Purpose
                          _______________________
                          Description and Purpose


     1.1
     1.1
     1.1  _________
          Plan Name
          _________
          Plan Name
          _________
          Plan Name.
                   .
                   .  The name of the Plan is the "Ceridian Corporation Personal

     Investment Plan."

     1.2
     1.2
     1.2  ________________
          Plan Description
          ________________
          Plan Description
          ________________
          Plan Description.
                          .
                          .  The Plan is a profit sharing plan providing for

     Pre-Tax Contributions pursuant to a qualified cash or deferred arrangement and discretionary Matching Contributions by Participating Employers. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code sections 401(k) and 401(m). Notwithstanding the designation of the Plan as a profit sharing plan, a Participating Employer may make contributions to the Plan even though it has no current or accumulated earnings and profits.

     1.3
     1.3
     1.3  _____________
          Plan Purposes
          _____________
          Plan Purposes
          _____________
          Plan Purposes.
                       .
                       .  The purposes of the Plan are to promote effort and

     cooperation on the part of Active Participants; to provide a measure of economic security to Active Participants by accumulating contributions for distribution upon retirement, as a supplement to other resources then available; and to permit Active Participants to share in the profits and growth of their Participating Employers.

     1.4
     1.4
     1.4  _______________
          Plan Background
          _______________
          Plan Background
          _______________
          Plan Background.
                         .
                         .  (A) The Plan was established by the Company

     effective as of January 1, 1983, by way of an instrument entitled Control Data Corporation Savings and Stock Ownership Plan. As established, the Plan consisted of a cash or deferred arrangement under Code section 401(k) and a profit sharing, payroll-based employee stock ownership plan ("PAYSOP").

          (B) Effective generally as of January 1, 1985, the Plan was restated by way of the 1985 Revision to comply with the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984. Effective generally as of January 1, 1987, the Plan was restated by way of the 1987 Revision to reflect, among other things, the cessation of PAYSOP contributions. During 1988, the PAYSOP was spun off into a separate plan which was subsequently terminated.

          (C) Effective generally as of January 1, 1989, the Plan was restated by way of the 1989 Revision to comply with the Tax Reform Act of 1986 and Treasury Regulations and the name of the Plan was changed to the Control Data Personal Investment Plan.

          (D) Effective as of July 31, 1992, the name of the Plan was changed to the Ceridian Corporation Personal Investment Plan to reflect a change in the Company's name.

          (E) Effective generally as of January 1, 1995, the Plan was restated in the manner set forth in this 1995 Revision to reflect changes in applicable law and Treasury Regulations subsequent to the Tax Reform Act of

     1986 and changes regarding those Employees who are Qualified Employees and to make other miscellaneous changes.

                                ARTICLE II
                                ARTICLE II
                                ARTICLE II
                                ___________
                                Eligibility
                                ___________
                                Eligibility
                                ___________
                                Eligibility


     2.1
     2.1
     2.1  ________________________
          Eligibility Requirements
          ________________________
          Eligibility Requirements
          ________________________
          Eligibility Requirements.
                                  .
                                  .  (A)  An Employee is eligible to participate

     in the Plan as of the first day of the month that next follows the end of the first "eligibility service computation period" during which the Employee completes at least 900 Hours of Service, if he or she is a Qualified Employee on the day on which he or she would otherwise be eligible to participate. An Employee's eligibility service computation period is the 12-month period that starts on the day he or she first completes an Hour of Service of the type specified at Section 11.22(A)(1) and, thereafter, Plan Years, beginning with the Plan Year that includes the first anniversary of that day.

          (B) If an Employee terminates employment before satisfying the service requirement in Subsection (A) and subsequently again becomes an Employee after the end of the eligibility service computation period during which his or her employment terminated, his or her eligibility computation period will be determined without regard to his or her prior employment.

          (C) If an Employee or former Employee has satisfied the service requirement in Subsection (A) but is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan, he or she will become eligible to participate as of the first day of the month that next follows the date on which he or she becomes a Qualified Employee if he or she remains a Qualified Employee on the date on which he or she would otherwise become eligible to participate.

     2.2
     2.2
     2.2  ____________
          Acquisitions
          ____________
          Acquisitions
          ____________
          Acquisitions.
                      .
                      .  (A)  Service completed by an Employee with an

     Affiliated Organization prior to the date on which it became an Affiliated Organization (or, with another entity prior to the acquisition of such entity's business or assets by an Affiliated Organization) will be taken into account for purposes of Section 2.1(A) only if, and to the extent provided in any agreement pursuant to which it became an Affiliated Organization (or such other business or assets were acquired) or as provided by resolution of the Company's Board.

          (B) Notwithstanding Section 2.1(A), the Company's Board may specify a special entry date for those Qualified Employees with respect to whom pre-acquisition service is taken into account pursuant to Subsection (A).

     2.3
     2.3
     2.3  ______________________________________
          Transfer Among Participating Employers
          ______________________________________
          Transfer Among Participating Employers
          ______________________________________
          Transfer Among Participating Employers.
                                                .
                                                .  An Active Participant who

     transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each such Participating Employer.

     2.4
     2.4
     2.4  ___________________
          Multiple Employment
          ___________________
          Multiple Employment
          ___________________
          Multiple Employment.
                             .
                             .  An Active Participant who is simultaneously

     employed as a Qualified Employee with more than one Participating Employer will participate in the Plan as a Qualified Employee of all such Participating Employers on the basis of his or her separate Eligible Earnings from each such Participating Employer.

     2.5
     2.5
     2.5  _______
          Reentry
          _______
          Reentry
          _______
          Reentry.
                 .
                 .  An Active Participant who ceases to be a Qualified Employee will be eligible to resume active participation in the Plan as of the date on which he or she first completes an Hour of Service of the type specified at Section 11.22(A)(1) as a Qualified Employee following the cessation.

     2.6
     2.6
     2.6  __________________________
          Condition of Participation
          __________________________
          Condition of Participation
          __________________________
          Condition of Participation.
                                    .
                                    .  Each Qualified Employee, as a condition

     of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

     2.7
     2.7
     2.7  ____________________________
          Termination of Participation
          ____________________________
          Termination of Participation
          ____________________________
          Termination of Participation.
                                      .
                                      .  A Participant will cease to be such as

     of the later of the date on which

          (a)  he or she ceases to be a Qualified Employee, or

          (b) all benefits, if any, to which he or she is entitled under the Plan have been distributed.

                                ARTICLE III
                                ARTICLE III
                                ARTICLE III
                               _____________
                               Contributions
                               _____________
                               Contributions
                               _____________
                               Contributions


     3.1
     3.1
     3.1  _____________________
          Pre-Tax Contributions
          _____________________
          Pre-Tax Contributions
          _____________________
          Pre-Tax Contributions.
                               .
                               .  (A)  Subject to the limitations of Article IX,

     for each Plan Year, the Participating Employer of each Active Participant will make Pre-Tax Contributions to the Trust on behalf of the Participant in the amount by which the Participant's Eligible Earnings have been reduced in accordance with this section. Pre-Tax Contributions will be paid to the Trustee as soon as administratively practicable after the date on which the Participant would have received the Eligible Earnings but for the Participant's election pursuant to this section.

          (B) Except as provided in Subsection (C), an Active Participant's Eligible Earnings will be reduced in accordance with the following rules:

          (1) An Active Participant may elect to reduce his or her Eligible Earnings by any one percent increment from one percent to a maximum percentage of Eligible Earnings specified in Plan Rules, and the percentage so elected will automatically apply to the Participant's Eligible Earnings as adjusted from time to time. Plan Rules may specify a maximum percentage of Eligible Earnings for Active Participants who are Highly Compensated Employees that is less than the maximum percentage specified for Active Participants who are not Highly Compensated Employees.

          (2) In conjunction with an Active Participant's entering or reentering the Plan pursuant to Article II, reduction of his or her Eligible Earnings will begin as of the first payroll period that starts at least 30 days (or such shorter period as Plan Rules may allow) after the Administrator receives the Active Participant's complete and accurate written election on a form provided by the Administrator. If, however, the election is not received until after a date determined pursuant to Plan Rules, it will not be effective and Eligible Earnings reductions will begin in accordance with clause (3).

          (3) If an Active Participant does not elect to reduce his or her Eligible Earnings in conjunction with his or her entry or reentry into the Plan in accordance with clause (2), he or she may thereafter elect to have such reductions begin as of the first payroll period that starts on or after the first day of the month that follows by at least 30 days (or such shorter period as Plan Rules may allow) the date on which the Administrator receives a complete and accurate written election on a form provided by the Administrator.

          (4) No Pre-Tax Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant. Only Eligible Earnings payable after an Active Participant's complete and accurate written election on a form provided by the Administrator has been properly filed will be reduced pursuant to the election.

          (5) An Active Participant may change the percentage rate at which his or her Eligible Earnings will be reduced as of the first payroll period that starts on or after the first day of the month that follows by at least 30 days (or such shorter period as Plan Rules may allow) the date on which the Administrator receives a complete and accurate written notice of such change on a form provided by the Administrator.

          (6) An Active Participant may suspend reductions to his or her Eligible Earnings as of the first payroll period that starts on or after the first day of the month that follows by at least 30 days (or such shorter period as Plan Rules may allow) the date on which the Administrator receives a complete and accurate written notice of such suspension. Eligible Earnings reductions for any Active Participant who makes a hardship withdrawal pursuant to Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution.

          (7) An Active Participant whose Eligible Earnings reductions have ceased by reason of automatic or voluntary suspension may, after the end of the suspension period, resume Eligible Earnings reductions in accordance with clause (3).

          (C) Eligible Earnings reductions will be made in accordance with Plan Rules. If any election or notice submitted by an Active Participant to the Administrator is not processed on a timely basis or if, for any reason, an Active Participant's Eligible Earnings are not reduced in accordance with his or her election, no retroactive adjustments of the Participant's reductions to Eligible Earnings will be made to take into account the effect of any such delay or failure. Plan Rules may, however, permit a

     Participant to reduce his or her Eligible Earnings payable during any remaining portion of the Plan Year during which such delay or failure occurred at more than the otherwise applicable percentage to adjust for the effect of such delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum percentage or limitations of
     Article IX.

     3.2
     3.2
     3.2  ______________________
          Matching Contributions
          ______________________
          Matching Contributions
          ______________________
          Matching Contributions.
                                .
                                .  (A) (1) Subject to Subsection (D) and the

          limitations of Article IX, the Participating Employer of an Active Participant who satisfies the eligibility condition described in Subsection (B) for a given month will make a Basic Matching Contribution to the Trust on behalf of the Participant in an amount, if any, equal to a specified percentage of a specified portion of the Participant's Pre-Tax Contributions for each payroll period during the month, such percentage and portion with respect to all months during a Plan Year to be specified by the Participating Employer.

          (2) Subject to Subsection (D) and the limitations of Article IX, the Participating Employer of an Active Participant who satisfies the eligibility condition described in Subsection (B) for a Plan Year will make a Performance-Based Matching Contribution to the Trust on behalf of the Participant in an amount, if any, equal to a specified percentage of a specified portion of the Participant's Pre-Tax Contributions for the Plan Year, such percentage and portion to be specified by the Participating Employer.

          (B) To be eligible to share in a Basic Matching Contribution for a given month or a Performance-Based Matching Contribution for a given Plan Year, an Active Participant must have either been

          (1) actively employed with an Affiliated Organization on the last day of the month or Plan Year, as the case may be, or

          (2) on a leave of absence on the last day of the month or Plan Year, as the case may be, for which Hours of Service are credited pursuant to Section 11.22.

          (C) A Participating Employer's Basic Matching Contributions pursuant to Subsection (A)(1) will be paid to the Trustee as soon as administratively practicable after the end of the month to which the contributions relate. A Participating Employer's Basic Matching Contributions pursuant to Section 3.4 and Performance-Based Matching Contributions will be paid to the Trustee on such date or dates during or following the Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

          (D) No Matching Contribution will be made with respect to any portion of a Participant's Pre-Tax Contributions that is returned to the Participant pursuant to Article IX; provided, that for this purpose, unmatched Pre-Tax Contributions will be deemed to be returned to the Participant first. If the Administrator determines that any Matching Contributions that have been added to a Participant's Account should not have been added by reason of this subsection, the contributions will be subtracted from the Account as soon as administratively practicable after the determination and will be applied to satisfy the Matching Contribution obligations of the Participating Employer who made the excess Matching Contributions for the Plan Year in which the excess contributions were made. If, because of the passage of time, the excess cannot be applied to satisfy the Participating Employer's Matching Contribution obligations for the Plan Year in which the excess contributions were made, the excess will, subject to the limitations of Article IX, be allocated in the discretion of the Administrator

          (1) among the Basic or Performance-Based Matching Accounts, as determined by the Administrator, of all Participants who made Pre-Tax Contributions for the Plan Year in question as if it were an additional Matching Contribution for the Plan Year, or

          (2)  as a corrective contribution pursuant to Section 3.4.

     3.3
     3.3
     3.3  _______________________
          Rollovers and Transfers
          _______________________
          Rollovers and Transfers
          _______________________
          Rollovers and Transfers.
                                 .
                                 .  (A)  An Active Participant may, with the

     prior consent of the Administrator, contribute to the Trust, within 60 days of receipt,

          (1) the balance of an individual retirement account to which the only contributions have been one or more "eligible rollover distributions," within the meaning of Code section 402(c)(4), from a plan qualified under Code section 401(a), or

          (2)  an eligible rollover distribution from such a qualified plan.

          (B) With the prior consent of the Administrator, the accounts under another plan qualified under Code section 401(a) of an Active Participant may be transferred directly to the Trust. Other than in connection with an acquisition, such a transfer will not be permitted if, as a result of the transfer, the Plan would be required to provide any option with respect to the form or time of distribution or any other right, benefit or feature not available under the Plan prior to the transfer.

          (C) Other than in connection with an acquisition, any contribution or transfer to the Trust pursuant to Subsection (A) or (B) must be made in cash and will be added to the Active Participant's appropriate Rollover Account.

     3.4
     3.4
     3.4  ________________________
          Corrective Contributions
          ________________________
          Corrective Contributions
          ________________________
          Corrective Contributions.
                                  .
                                  .  For any Plan Year, a Participating Employer

     may contribute to the Basic Matching Accounts of Active Participants who are not Highly Compensated Employees, or any group of such Active Participants, such amounts as it deems advisable to assist the Plan in satisfying the requirements of Sections 9.2, 9.3 and 9.4, or any other requirement under the Code or Treasury Regulations, for the Plan Year. Subject to the limitations of Sections 9.6 and 9.7, such contributions will be allocated among the Basic Matching Accounts of such Active Participants in proportion to their Eligible Earnings, in proportion to the Pre-Tax Contributions made on their behalf or in equal shares as the Participating Employer directs at the time such contribution is made.

                                ARTICLE IV
                                ARTICLE IV
                                ARTICLE IV

                          ______________________
                          Accounts and Valuation
                          ______________________
                          Accounts and Valuation
                          ______________________
                          Accounts and Valuation


     4.1
     4.1
     4.1  _________________________
          Establishment of Accounts
          _________________________
          Establishment of Accounts
          _________________________
          Establishment of Accounts.
                                   .
                                   .  For each Participant, the following

     Accounts will be established and maintained:

          (a) A Pre-Tax Account, to which there will be added the amount of Pre-Tax Contributions made on the Participant's behalf;

          (b) A Basic Matching Account, to which there will be added the amount of Basic Matching Contributions made on the Participant's behalf;

          (c) A Performance-Based Matching Account, to which there will be added the amount of Performance-Based Matching Contributions made on the Participant's behalf; and

          (d) One or more Rollover Accounts to which there will be added the amount of any rollover contribution or trust-to-trust transfer made by or on the Participant's behalf pursuant to Section 3.3 as follows:

               (1) An After-Tax Rollover Account to evidence amounts transferred directly from another qualified plan pursuant to
               Section 3.3(B) which represent after-tax contributions by the Participant to such other qualified plan and earnings thereon,

               (2) A Cash or Deferred Rollover Account to evidence amounts transferred directly from another qualified plan pursuant to
               Section 3.3(B) which represent elective deferrals to such plan made pursuant to a qualified cash or deferred arrangement and earnings thereon,

               (3) A General Rollover Account to evidence amounts rolled over pursuant to Section 3.3(A) or transferred directly from another qualified plan pursuant to Section 3.3(B) which are not required to be separately accounted for as set forth in clause (1) or (2).

     One or more additional accounts may be established for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such accounts will be set forth on an exhibit to the Plan in accordance with Section 13.5.

     4.2
     4.2
     4.2  ________________________________
          Valuation and Account Adjustment
          ________________________________
          Valuation and Account Adjustment
          ________________________________
          Valuation and Account Adjustment.
                                          .
                                          .  (A)  Subject to Subsection (B),

     Participant's Accounts will be separately adjusted on a daily basis in a uniform and equitable manner to reflect income, expense, gains and losses of the Fund and contributions, withdrawals, loans, loan repayments, satisfactions of unpaid indebtedness in accordance with Section 6.5(C)(4) and distributions.

          (B) The portion of Participant's Accounts invested in Company Stock or publicly traded mutual investment funds will be accounted for in a uniform and equitable manner on the basis of the number of full and fractional Company Stock or mutual fund shares credited to the Accounts. Cash dividends attributable to such Company Stock or mutual fund shares will be added to Participants' Accounts on the date of payment of such dividends and will be reinvested in Participant's Accounts by the Trustee, to the extent practicable, in full and fractional Company Stock or the mutual fund shares, as the case may be, as soon as administratively practicable after the day on which the dividends are received by the Trustee. Stock dividends attributable to Company Stock will be added to Participants' Accounts in accordance with the number of full and fractional shares of Company Stock held in each Participant's Account on the date of the payment of such dividends.

     4.3
     4.3
     4.3  ________________________________
          Allocations Do Not Create Rights
          ________________________________
          Allocations Do Not Create Rights
          ________________________________
          Allocations Do Not Create Rights.
                                          .
                                          .  The fact that amounts are added to

     the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any addition to an Account, the issuance of any statement or the distribution of all or any portion of an Account balance, the Administrator may cause the Account to be adjusted to the extent necessary to correct any error in the Account, whether caused by misapplication of any provision of the Plan or otherwise, and may recover from any distributee the amount of any excess distribution. Any such adjustment will be made within a reasonable time after the error is discovered.

                                 ARTICLE V
                                 ARTICLE V
                                 ARTICLE V
                     ________________________________
                     Participant Investment Direction
                     ________________________________
                     Participant Investment Direction
                     ________________________________
                     Participant Investment Direction


     5.1
     5.1
     5.1  _________________________________
          Establishment of Investment Funds
          _________________________________
          Establishment of Investment Funds
          _________________________________
          Establishment of Investment Funds.
                                           .
                                           .  (A)  In order to allow each

     Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Committee may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with Sections 5.2 and
     5.3. The Committee may, from time to time, direct the Trustee to establish additional investment funds or to terminate any existing investment fund.

          (B) Notwithstanding any other provisions of the Plan to the contrary, the Committee may direct the Trustee to suspend investment activity in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Committee to be necessary in connection with

          (1)  the establishment or termination of any investment fund,

          (2) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances pursuant to Section 3.3 or 8.8 in connection with an acquisition or divestiture or otherwise,

          (3)  a change of Trustee or investment manager, or

          (4) such other circumstances determined by the Committee as making such suspension or special rules or restrictions necessary or appropriate.

     5.2
     5.2
     5.2  _________________________________
          Contribution Investment Direction
          _________________________________
          Contribution Investment Direction
          _________________________________
          Contribution Investment Direction.
                                           .
                                           .  (A)  In conjunction with a

     Participant's enrollment in the Plan, contributions, rollovers and transfers to his or her Accounts will initially be invested in one investment fund designated by Plan Rules.

          (B) On and after a date specified by Plan Rules following a Participant's enrollment in the Plan, the Participant may direct a change in the manner in which future contributions, rollovers and transfers added to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. A direction must be made in accordance with and is subject to Plan Rules and will be effective on or as soon as administratively practicable after the next regular pay day which follows by at least ten days (or such shorter period as Plan Rules may allow) the date on which the Trustee receives the direction.

          (C) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

     5.3
     5.3
     5.3  _______________________________
          Transfer Among Investment Funds
          _______________________________
          Transfer Among Investment Funds
          _______________________________
          Transfer Among Investment Funds.
                                         .
                                         .  (A)  A Participant may direct the

     transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. A direction must be made in accordance with and is subject to Plan Rules. Plan Rules will include procedures pursuant to which Participants are provided with an opportunity to obtain from the Trustee written confirmation of investment directions made pursuant to this section.

          (B) A transfer pursuant to Subsection (A) will be made and effective on or as soon as administratively practicable after:

          (1) the close of business on the day of receipt by the Trustee of the transfer direction if the direction is received prior to 1:00 p.m. Eastern Time; or

          (2) the close of business on the next business day following receipt by the Trustee of the transfer direction if the direction is received at or after 1:00 p.m. Eastern Time.

          (C) Except with regard to transfers from the Company Stock Fund described in Section 5.4, a transfer made pursuant to Subsection (A) will be based upon the value of the Participant's Accounts as of the close of business on the day on which the transfer is effective. Transfers from the Company Stock Fund will be based on the value as determined by the actual trading price; provided, that if no trade is required to effect the transfer, the value will be determined on the basis of the closing price of Company Stock on the business day following receipt of the transfer direction by the Trustee as reported in the New York Stock Exchange Composite Transactions listing contained in The Wall Street Journal.

          (D) Plan Rules may impose uniform limitations and restrictions applicable to transfers into and out of specific investment funds.

     5.4
     5.4
     5.4  ________________________
          Company Stock Fund Rules
          ________________________
          Company Stock Fund Rules
          ________________________
          Company Stock Fund Rules.
                                  .
                                  .  (A)  The Trustee will establish as one of

     the investment funds under Section 5.1, a fund, designated as the Company Stock Fund, which may be invested entirely and will be invested primarily in Company Stock.

          (B) Each Participant having an interest in the Company Stock Fund will be afforded the opportunity to direct the manner in which shares of Company Stock credited to his or her Accounts will be voted in connection with all stockholder actions of the Company. In the event of a public tender or exchange offer for shares of such common stock, each Participant will be entitled to direct whether or not the shares of Company Stock credited to his or her Accounts will be tendered for sale or exchange in connection with such offer. Voting and tender decisions will be effected in accordance with the following rules.

          (1) The Administrator will, prior to each meeting of the stockholders of the Company, cause to be furnished to each such Participant a copy of the proxy solicitation materials, together with a form requesting confidential directions on how the shares of Company Stock credited to his or her Accounts will be voted on each matter to be brought before such meeting. The Administrator will use his or her best efforts to ensure that each such Participant receives such information as will be distributed to stockholders of the Company in connection with any public tender or exchange offer for shares of Company Stock and that each receives a form on which confidential directions may be provided to the Trustee.

          (2) The Trustee will hold all directions received from Participants pursuant to this section in strict confidence and will not disclose any such direction to any person unless the Trustee determines such disclosure is required to comply with applicable law.

          (3) The Trustee will vote the number of full and fractional shares credited to each Participant's Accounts as directed by the Participant if the direction is received in time for the direction to be processed. In the case of a public tender or exchange offer, the Trustee will tender the shares credited to the Participant's Accounts if so directed by the Participant, and will not tender shares credited to the Accounts of a Participant who either directs that such shares not be tendered or does not furnish a timely direction to the Trustee.

          (4) The Trustee will vote any Company Stock that has not been credited to any Participant's Account and any Company Stock with respect to which it does not receive timely directions so that the proportion of such stock voted in any particular manner on any matter is the same as the proportion of the stock with respect to which the Trustee has received timely directions which is so voted. The Trustee will tender for sale or exchange in a public tender or exchange offer the same proportion of any shares not credited to an Account as it tenders of shares credited to the Accounts of Participants.

          (C) Notwithstanding any other provision of the Plan to the contrary, in no event will shares of Company Stock be allocated or otherwise credited to the Accounts of a Participant who is a Reporting Person if such allocation would cause the aggregate fair market value of Company Stock held in the Trust with respect to all Participants who are Reporting Persons to equal or exceed 20 percent of the market value of all securities with a readily ascertainable market value held in the Trust, as determined as of the last day of the preceding Plan Year. To the extent the foregoing limitation would otherwise be exceeded, each such Reporting Person's interest in the Company Stock Fund will be reduced in a pro rata basis among all such Reporting Persons' levels of investment in the Company Stock Fund.

          (D) Notwithstanding any other provision of the Plan to the contrary, a Participant who is a Reporting Person may not transfer amounts either into or out of the Company Stock Fund more than once during any 30-day period.

     5.5
     5.5
     5.5  _____________________________________________________________
          Investment Direction Responsibility Resides With Participants
          _____________________________________________________________
          Investment Direction Responsibility Resides With Participants
          _____________________________________________________________
          Investment Direction Responsibility Resides With Participants.
                                                                       .
                                                                       .

     Neither any Affiliated Organization, the Administrator, the Committee nor the Trustee has any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

     5.6
     5.6
     5.6  __________________________________
          Beneficiaries and Alternate Payees
          __________________________________
          Beneficiaries and Alternate Payees
          __________________________________
          Beneficiaries and Alternate Payees.
                                            .
                                            .  Solely for purposes of this

     article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after

          (1) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant, or

          (2) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                ARTICLE VI
                                ARTICLE VI
                                ARTICLE VI
                  _______________________________________
                  Withdrawals During Employment and Loans
                  _______________________________________
                  Withdrawals During Employment and Loans
                  _______________________________________
                  Withdrawals During Employment and Loans


     6.1
     6.1
     6.1  _________________________________________
          Hardship Withdrawals from Pre-Tax Account
          _________________________________________
          Hardship Withdrawals from Pre-Tax Account
          _________________________________________
          Hardship Withdrawals from Pre-Tax Account.
                                                   .
                                                   .  (A)  Subject to the

     provisions of Section 6.4, a Participant who is an Employee may make hardship withdrawals from his or her Pre-Tax Account in accordance with this section. The amount of any such withdrawal may not exceed the balance of his or her Pre-Tax Account (formerly called the "participant directed account") as of December 31, 1988, increased by the amount of Pre-Tax Contributions (formerly called "participant directed contributions") made on the Participant's behalf with respect to any Plan Year beginning after December 31, 1988, and reduced by the amount of participant directed contributions and Pre-Tax Contributions distributed to the Participant after December 31, 1988. Such withdrawal will be made only if the

     Administrator determines that the distribution is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

          (B) The existence of an immediate and heavy financial need will be made by the Administrator on the basis of all relevant facts and circumstances. A distribution will be deemed to be made on account of an immediate and heavy financial need, however, if it is determined by the Administrator to be on account of:

          (1) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as described in Code section
          152);

          (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

          (3) payment of tuition and related educational expenses for the next year of post-secondary education for the Participant or his or her spouse, child or other dependent; or

          (4) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure of the mortgage on the Participant's principal residence.

          (C) A distribution will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the following requirements is satisfied.

          (1) The distribution is not in excess of the sum of the amount of the immediate and heavy financial need of the Participant plus, if elected by the Participant, the estimated amount of any federal, state and local income taxes and penalties that the Participant will incur on account of the distribution as determined by the Administrator in accordance with Plan Rules.

          (2) The Participant has received all withdrawals and has taken all nontaxable loans available under the Plan and any other qualified plan maintained by an Affiliated Organization.

          (3) All Pre-Tax Contributions under the Plan and all elective deferrals and after-tax employee contributions on behalf of or by the Participant under any other qualified or nonqualified deferred compensation plan (other than pursuant to an irrevocable election to participate and make contributions to the Ceridian Corporation Retirement Plan or the Computing Devices International Retirement
          Plan) maintained by an Affiliated Organization are, to the extent required by Treasury Regulations, suspended for a period of 12 months following the date of the distribution.

          (4) For the Participant's taxable year following the taxable year during which he or she received the distribution, the amount of elective deferrals that may be made on the Participant's behalf under any qualified plan maintained by an Affiliated Organization, including

          Pre-Tax Contributions pursuant to the Plan, are reduced by the amount of such elective deferrals made on the Participant's behalf for the taxable year during which he or she received the distribution.

          (D) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and may rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

     6.2
     6.2
     6.2  ________________________________________________________
          Withdrawals from Accounts After Age 59-1/2 or Disability
          ________________________________________________________
          Withdrawals from Accounts After Age 59-1/2 or Disability
          ________________________________________________________
          Withdrawals from Accounts After Age 59-1/2 or Disability.
                                                                  .
                                                                  .  Subject to

     the provisions of Section 6.4, a Participant who is an Employee and has attained age 59-1/2 or has become Disabled may withdraw all or any portion of his or her Account balances.

     6.3
     6.3
     6.3  ___________________________________________
          Withdrawals from After-Tax Rollover Account
          ___________________________________________
          Withdrawals from After-Tax Rollover Account
          ___________________________________________
          Withdrawals from After-Tax Rollover Account.
                                                     .
                                                     .  Subject to the

     provisions of Section 6.4, a Participant who is an Employee may withdraw all or any portion of the balance of his or her After-Tax Rollover Account.

     6.4
     6.4
     6.4  _____________________
          Rules for Withdrawals
          _____________________
          Rules for Withdrawals
          _____________________
          Rules for Withdrawals.
                               .
                               .  (A)   A withdrawal distribution will be made

     only upon the Administrator's receipt from the Participant of a complete and accurate written application on a form provided by the Administrator.

          (B) The Participant's withdrawal application must specify the investment fund or funds from which the withdrawal is to be made and, in the case of a withdrawal pursuant to Section 6.2, such withdrawal will be made on a pro rata basis among the Participant's Accounts invested in that fund or funds.

          (C) All withdrawal distributions will be made as soon as administratively practicable after the Administrator's determination that a Participant is entitled to receive the withdrawal distribution based on the balance of the Account from which the withdrawal distribution is made that is not attributable to Company Stock (1) as of the close of business on the day the Administrator notifies the Trustee of the withdrawal if the notice is received by the Trustee prior to 1:00 p.m. Eastern Time or
     (2) as of the close of business on the next business day after the Administrator notifies the Trustee of the withdrawal if the notice is received by the Trustee at or after 1:00 p.m. Eastern Time and based on the balance of the Account from which the distribution is made that is attributable to Company Stock determined in the case of a cash withdrawal distribution based on the actual trading price or if no trade is required to effect the distribution, based on the closing price of Company Stock on the business day following the Trustee's receipt of notice of withdrawal from the Administrator as reported in the New York Stock Exchange Composite Transactions listing contained in The Wall Street Journal.

          (D) Amounts withdrawn from the Participant's Accounts which were invested in the Company Stock Fund will be paid in cash or in full shares of Company Stock, at the election of the Participant; provided, that withdrawal distributions pursuant to Section 6.1 will be paid only in the form of cash. All other withdrawal distributions will be made in the form of cash.

          (E) No withdrawal may be made from the portion of a Participant's Accounts attributable to a note evidencing a Plan loan.

          (F) The provisions of Section 8.8(A) apply to any withdrawal distribution that constitutes an "eligible rollover distribution" within the meaning of Code section 402(c)(4).

     6.5
     6.5
     6.5  __________
          Plan Loans
          __________
          Plan Loans
          __________
          Plan Loans.
                    .
                    .  (A)  Each Participant or Beneficiary of a deceased

     Participant who is an Employee or is otherwise a "party in interest" with respect to the Plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, is entitled to borrow funds from his or her Pre-Tax Account, by application to the Administrator on a form provided by the Administrator, subject, however, to the succeeding provisions of this section.

          (1) The amount of the loan may not cause the aggregate amount of outstanding loans to the borrower to exceed the lesser of:

               (a) $50,000, reduced by the excess, if any, of (i) the highest outstanding balance, during the 12-month period ending on the day before the loan is made, of all loans to the borrower pursuant to the Plan and all other qualified plans maintained by an Affiliated Organization over (ii) the outstanding balance of such loans on the date of the loan; and

               (b) 50 percent of the borrower's Pre-Tax Account balance as of the close of business on the day next preceding the date of the loan.

          (2) No individual loan will be made in an amount less than $1000 and each loan must be in a multiple of $100.

          (3) No borrower may have outstanding at any time more than two loans with a maturity of five years or less and one loan with a maturity of more than five years.

          (4) A borrower may not submit more than one application for a loan during any 30-day period.

          (5) No loan will be made to a Beneficiary prior to the Administrator's determination of the identity of and amount distributable to the Beneficiary.

          (6) Loan proceeds will be obtained from the investment fund or funds in which the borrower's Pre-Tax Account is invested as specified by the borrower.

          (B) Each loan will bear interest on the unpaid principal balance at the rate specified by the Administrator. The Administrator will specify a reasonable rate of interest to be effective with respect to loans made during the six-month periods beginning each January 1 and July 1. Interest will accrue from the date on which the first payment is due.

          (C) The borrower must execute a promissory note and security agreement provided by the Administrator, which:

          (1) create in the Trust a valid first lien against one-half of the borrower's entire right, title and interest in and to that portion of his or her Accounts equal to the initial amount of the loan plus accrued and unpaid interest thereon;

          (2) provide for a maturity date not to exceed five years from the date of the note or not to exceed ten years from the date of the note if the Administrator determines, at the time of the loan, that the proceeds of such loan are to be used by the borrower to acquire a house, apartment, condominium or mobile home which is used, or is intended to be used within a reasonable time after the loan is made, as the borrower's principal residence;

          (3) provide for payments of principal and interest in equal installments of such frequency, not less frequently than quarterly, in such minimum amounts and for such maximum period as prescribed by Plan Rules;

          (4) provide that upon (a) default in payment or otherwise, (b) termination of a Participant's employment or the occurrence of any other event permitting or requiring distribution and (c) a borrower becoming employed with the purchaser of all or a portion of an Affiliated Organization's trade or business, the unpaid indebtedness will be accelerated and satisfied from any distribution then due and from the balance of the borrower's Accounts that could then be distributed, and that the date on which repayment of any remaining part of such unpaid indebtedness is due will be extended, and interest will continue to accrue, until the earliest date on which the borrower or his or her Beneficiary could receive a distribution, on which date the unpaid indebtedness will be satisfied in full and the Account will be reduced by the amount of the unpaid indebtedness immediately prior to the satisfaction.

          (D) For purposes of this section, a default will be deemed to occur if part or all of any payment of principal or interest is not paid on or before 90 days after the most recent payment, provided, however, that if the borrower is an Employee who is on approved unpaid leave of absence or layoff status on the date a default would otherwise occur, default will not occur until the earliest of the following:

          (1) the thirtieth day following the earlier to occur of the first anniversary of the commencement of the leave of absence or layoff, or the borrower's return to active employment; provided that a default will not occur if, on or before such day, the total amount of principal payments previously due and all accrued interest are repaid;

          (2) the thirtieth day after the earlier to occur of the first anniversary of the commencement of the leave of absence or layoff, or the termination of the approved leave or layoff, if the borrower does not return to active employment with an Affiliated Organization; or

          (3)  the maturity date of the borrower's promissory note.

          (E) In addition to the documents described in Subsection (C), each borrower who is an Employee must execute an appropriate document under which any Affiliated Organization is authorized to deduct from the borrower's pay the amount of payments due under the terms of any such loan, and each borrower must provide such other documents as may from time to time be required by Plan Rules.

          (F) Before making any loan, the Administrator will deliver to the borrower a clear statement of the charges involved in the proposed loan transaction, which statement will include the dollar amount of the loan, the annual rate of the finance charge and the aggregate amount of the finance charge to the date of maturity.

          (G) Each loan is a loan by the Trust Fund, but for trust accounting purposes the loan will be deemed made from the borrower's own Pre-Tax Account, and the note executed by the borrower will be deemed to be an asset of such Account. Upon making a loan, the borrower's Pre-Tax Account will be reduced by an amount equal to the principal balance of the loan, effective as of the date of the loan, and a Loan Account will be established for the borrower with an initial balance equal to the principal amount of such loan. All such Loan Accounts will be excluded for purposes of determining and allocating the net earnings (or losses) of the Trust pursuant to Section 4.2. A borrower's repayments of principal and payments of interest will be credited to his or her Pre-Tax Account until the amount borrowed from such Account has been fully replaced by principal repayments. On the close of business next following the Trustee's receipt of such a payment, the Loan Account of each borrower will be reduced by the amount of the principal payment credited to such borrower's Pre-Tax Account on such date. Repayments of loan principal and payments of interest will be invested among the investment funds in accordance with the borrower's most recent investment directions with respect to new contributions under the Plan, but if no contributions are currently being made to the borrower's Accounts and the borrower does not file a new investment direction, such repayments will be invested in an investment fund designated by the Administrator.

          (H) The Administrator will establish a means pursuant to which a borrower may make loan repayments by payroll deduction or other periodic payments. Loans, including any accrued interest, may be repaid in whole or in part without penalty at any time after the first anniversary of the date the loan was made.

          (I) Plan Rules may establish such other terms and conditions as may be necessary or desirable for the administration of loans under this section.

                                ARTICLE VII
                                ARTICLE VII
                                ARTICLE VII
                                  _______
                                  Vesting
                                  _______
                                  Vesting
                                  _______
                                  Vesting

     7.1
     7.1
     7.1  __________________________
          Full and Immediate Vesting
          __________________________
          Full and Immediate Vesting
          __________________________
          Full and Immediate Vesting.
                                    .
                                    .  Each Participant will, at all times, have

     a fully vested nonforfeitable interest in each of his or her Accounts.

                               ARTICLE VIII
                               ARTICLE VIII
                               ARTICLE VIII
                      _______________________________
                      Distributions After Termination
                      _______________________________
                      Distributions After Termination
                      _______________________________
                      Distributions After Termination


     8.1
     8.1
     8.1  ____________________
          Time of Distribution
          ____________________
          Time of Distribution
          ____________________
          Time of Distribution.
                              .
                              .  (A)  Following a Participant's termination of

     employment or earlier attainment of age 70-1/2, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the balance of the Participant's Accounts. The amount of such distribution will be equal to the aggregate balance of the Participant's Accounts as of the close of business on the day following the day on which the Trustee has received instruction from the Administrator that all information necessary for processing the distribution has been received and approved. Subject to the remaining subsections of this section and Sections 8.2 and 8.8, distributions will be made in accordance with the following provisions.

          (1) If the aggregate balance of the Participant's Accounts at the time of the distribution is not more than $3500, distribution to the Participant will be made as soon as administratively practicable following the Participant's termination of employment or, if the Participant's employment has not terminated, following the date on which the Participant attains age 70-1/2. This clause will not apply, however, if the Participant's Account balance exceeded $3500 at the time of any previous distribution to the Participant.

          (2) Except as provided in clause (1), distribution to the Participant will be made on or as soon as administratively practicable following such date as the Participant specifies by written notice to the Administrator, which date will not be later than the date specified under Subsection (B).

          (3) Any distribution to the Participant's Beneficiary will be made as soon as administratively practicable following the Administrator's receipt of notice of the Participant's death.

          (B) Distribution of each Participant's Account balance will be made in full not later than the earlier of -

          (1) the sixtieth day following the close of the Plan Year during which there occurs the later of -

               (a)  the date the Participant terminates employment,

               (b)  the Participant's Normal Retirement Date; or

          (2) the April 1 of the calendar year following the calendar year during which the Participant attains age 70-1/2.

          (C) Any contribution allocated to the Account of a Participant who has attained age 70-1/2 will be distributed not later than the last day of the Plan Year following the Plan Year for which such allocation was made.

          (D) Notwithstanding any other provision of the Plan to the contrary, distributions will be made in accordance with Treasury

     Regulations issued under Code section 401(a)(9), including Treasury Regulation section 1.401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) take precedence over any distribution options that are inconsistent with Code section 401(a)(9).

     8.2
     8.2
     8.2  ____________________
          Form of Distribution
          ____________________
          Form of Distribution
          ____________________
          Form of Distribution.
                              .
                              .  (A)  Any distribution under the Plan will be

     made in the form of a single lump sum payment.

          (B) Distributions will be made in the form of cash; provided, that to the extent that the Account to be distributed is invested in the Company Stock Fund immediately prior to the distribution, at the election of the Participant or Beneficiary, as the case may be, the number of whole shares of Company Stock credited to the Account will be distributed in kind.

     8.3
     8.3
     8.3  _______________________
          Beneficiary Designation
          _______________________
          Beneficiary Designation
          _______________________
          Beneficiary Designation.
                                 .
                                 .  (A)  (1)  Each Participant may designate,

          upon forms furnished by the Administrator, one or more individuals to be primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Except as provided in Subsection (B), no such change or revocation requires the consent of any person.

          (2)  If a Participant

               (a)  fails to designate a Beneficiary, or

               (b) revokes a Beneficiary designation without naming another Beneficiary, or

               (c) designates one or more Beneficiaries none of whom survives the Participant,

          for all or any portion of the Accounts, such Accounts or portion will be distributed to the first class of the following classes of automatic Beneficiaries that includes a member surviving the
          Participant:

               Participant's spouse;
               Participant's issue, per stirpes and not per capita; Participant's parents;
               Participant's brothers and sisters;
               Representative of Participant's estate.

          (3) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation, the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of the payment due such Beneficiary, the payment will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant is effective only to designate the individual or individuals standing in such relationship to the Participant at the Participant's death.

          (B) Notwithstanding Subsection (A), no designation of a Beneficiary other than the Participant's spouse is effective unless such spouse consents to the designation. Any such consent is effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

     8.4
     8.4
     8.4  __________________________________
          Assignment, Alienation of Benefits
          __________________________________
          Assignment, Alienation of Benefits
          __________________________________
          Assignment, Alienation of Benefits.
                                            .
                                            .  (A)  Except as required under a

     qualified domestic relations order or by the terms of any loan from the Trust, no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void; and no such benefit will in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

          (B) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee in the form of a lump sum prior to the Participant's earliest retirement age. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

     8.5
     8.5
     8.5  ______________________________
          Payment in Event of Incapacity
          ______________________________
          Payment in Event of Incapacity
          ______________________________
          Payment in Event of Incapacity.
                                        .
                                        .  If any person entitled to receive any

     payment under the Plan is physically, mentally, or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in his or her discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more as may be chosen by the Administrator from the following: the Beneficiaries, if any, designated by such person, the institution maintaining such person, a custodian for such person under the Uniform Transfers to Minors Act of any state or such person's spouse, children, parents or other relatives by blood or marriage. Any payment so made constitutes a complete discharge of all liability under the Plan with respect to any such payment.

     8.6
     8.6
     8.6  ________________________
          Payment Satisfies Claims
          ________________________
          Payment Satisfies Claims
          ________________________
          Payment Satisfies Claims.
                                  .
                                  .  Any payment to or for the benefit of any

     Participant, legal representative or Beneficiary in accordance with the provisions of the Plan will, to the extent of such payment, be in full satisfaction of all claims against the Trustee, the Committee, the Administrator and the Participating Employer, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

     8.7
     8.7
     8.7  ____________________________________________
          Disposition if Distributee Cannot be Located
          ____________________________________________
          Disposition if Distributee Cannot be Located
          ____________________________________________
          Disposition if Distributee Cannot be Located.
                                                      .
                                                      .  If the Administrator is

     unable to locate a Participant or Beneficiary to whom a distribution is due, the Participant's Accounts will continue to be held in the Fund and invested in accordance with Plan Rules until such time as the Administrator has located the Participant or Beneficiary or the Participant or Beneficiary makes a proper claim for the benefit, as the case may be; provided, that, any Accounts not claimed within the period prescribed by applicable escheat laws will be paid to such governmental authorities, in such manner, as is specified in such laws.

     8.8
     8.8
     8.8  ______________________________________________________________
          Transfers to Other Plans or Individual Retirement Arrangements
          ______________________________________________________________
          Transfers to Other Plans or Individual Retirement Arrangements
          ______________________________________________________________
          Transfers to Other Plans or Individual Retirement Arrangements.
                                                                        .
                                                                        .  (A)

     To the extent a distribution pursuant to the Plan made after December 31, 1992 is an "eligible rollover distribution" within the meaning of Code section 402(c)(4), the Committee will, if so instructed by the distributee in accordance with Plan Rules, direct the trustee to make the distribution to an "eligible retirement plan" within the meaning of Code section 402(c)(8). The foregoing provision will not apply if (1) the aggregate taxable distribution to be made to the distributee during the distributee's taxable year is less than $200, (2) if less than the entire taxable amount of the distribution is to be distributed to an eligible retirement plan, and the amount to be distributed to the eligible retirement plan is less than $500 or (3) with respect to any portion of an eligible rollover distribution that consists of an offset amount with respect to a Plan loan. Not more than 90 days and not less than 30 days before any eligible rollover distribution, the Committee will provide the distributee with a notice that satisfies the requirements of Code section 402(f). A distributee may waive the 30-day advance notice requirement in a manner specified in Plan Rules.

          (B) The Committee may, in conjunction with (1) the sale of an Affiliated Organization or the sale by an Affiliated Organization of all or a portion of a business operation of the Affiliated Organization, direct the Trustee to transfer the balance of any or all of the Accounts of each Participant who is employed with the purchaser of such business operation or an affiliate, to the trustee of a plan sponsored by such purchaser or affiliate or (2) a Participant who has ceased to be a Qualified Employee becoming a participant in a plan sponsored by an Affiliated Organization, direct the Trustee to transfer the balance of any or all of the Participant's Accounts to the Trustee of the Affiliated Organization's plan; provided, in either case, that

          (a)  such other plan is qualified under Code section 401(a),

          (b) such other plan satisfies the withdrawal requirements set forth in Code section 401(k) with respect to such transferred Accounts to which such requirements are applicable under the Plan, and

          (c)  such trustee is willing to accept such transfer.

                                ARTICLE IX
                                ARTICLE IX
                                ARTICLE IX
                         ________________________
                         Contribution Limitations
                         ________________________
                         Contribution Limitations
                         ________________________
                         Contribution Limitations


     9.1
     9.1
     9.1  ______________________________________
          Pre-Tax Contribution Dollar Limitation
          ______________________________________
          Pre-Tax Contribution Dollar Limitation
          ______________________________________
          Pre-Tax Contribution Dollar Limitation.
                                                .
                                                .  The aggregate amount of Pre-

     Tax Contributions and other "elective deferrals" (within the meaning of Code section 402(g)(3)) under any other qualified plan maintained by an Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed $7000 (automatically adjusted for increases in the cost of living in accordance with Treasury Regulations). The limitation for any Participant who received a hardship distribution under Section 6.1 will, for the year following the year in which such distribution was made, be reduced as provided in Section 6.1(C)(4). If the foregoing limitation is exceeded for any taxable year of the Participant, the Participant will be deemed to have notified the Administrator of such excess and the amount of Pre-Tax Contributions in excess of such limitation, increased by Fund earnings or decreased by Fund losses attributable to the excess, determined in accordance with Section 9.5, will be distributed to the Participant. Such distribution may be made at any time after the excess contributions are received but not later than April 15 of the taxable year following the taxable year to which such limitation relates. The amount distributed to a Participant who has made elective deferrals for the taxable year other than pursuant to Section 3.1 will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the taxable year following the taxable year with respect to which the Pre-Tax Contributions were made.

     9.2
     9.2
     9.2  ______________________________________
          Actual Deferral Percentage Limitations
          ______________________________________
          Actual Deferral Percentage Limitations
          ______________________________________
          Actual Deferral Percentage Limitations.
                                                .
                                                . (A)  Notwithstanding

     Section 3.1, for any Plan Year, Pre-Tax Contributions may be made on behalf of Active Participants who are Highly Compensated Employees only if the requirements of Code section 401(k)(3), as set forth in Subsection (B), are satisfied. To the extent deemed necessary by the Administrator in order to comply with such requirements, the Administrator may, in accordance with Plan Rules, prospectively decrease the rate at which a Participant's Eligible Earnings will be reduced.

          (B) (1) The requirements of Code section 401(k)(3) will be satisfied for any Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible employees" and either of the following tests.

               (a) The "actual deferral percentage" for eligible employees who are Highly Compensated Employees is not more than the product of the actual deferral percentage for all other eligible employees, multiplied by one and one-quarter.

               (b) The excess of the actual deferral percentage for eligible employees who are Highly Compensated Employees over the actual deferral percentage for all other eligible employees is not more than two percentage points and the actual deferral percentage for eligible employees who are Highly Compensated Employees is not more than the product of the actual deferral percentage of all other eligible employees, multiplied by two.

          (2)  For purposes of this section,

               (a) "eligible employee" means an Active Participant who is eligible to have Pre-Tax Contributions made on his or her behalf for the Plan Year in question or would be so eligible but for a suspension imposed under Section 6.1(C)(3); and

               (b) "actual deferral percentage," with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the amount of Pre-Tax Contributions made on behalf of the eligible employee for that Plan Year, to the eligible Employee's Testing Wages for the Plan Year or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules apply.

                    (i) If aggregation of Pre-Tax Contributions and Testing Wages is required under Sections 11.21(C) and 11.40(C), the actual deferral percentage of the Highly Compensated Employee to whom the aggregate amounts are attributed is the actual deferral percentage determined for the group of all eligible family members, treating such group as a single eligible employee.

                    (ii) If any eligible Employee is required to be aggregated with more than one family group under Section 11.21(C), all the groups with which the eligible employee is aggregated will be treated as a single family group.

                    (iii) Any Pre-Tax Contributions made on behalf of an eligible employee who is not a Highly Compensated Employee that are in excess of the limitation of Section 9.1 will be excluded.

                    (iv) Any Pre-Tax Contributions made on behalf of an eligible employee that are distributed to the eligible employee pursuant to Section 9.6(C) or 9.7(D) will be excluded.

                    (v) Except as otherwise provided in Treasury Regulations, Pre-Tax Contributions taken into account in determining the actual contribution percentage under Section 9.3(B)(2) will be excluded.

                    (vi) To the extent determined by the Administrator, all or any portion of the Basic Matching Contribution for the Plan Year on behalf of all or any similarly situated group of eligible employees will be included.

                    (vii) Elective contributions under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

                    (viii) To the extent required by Treasury Regulations, elective contributions made under any other qualified cash or deferred arrangement of any Affiliated Organization on behalf of any eligible employee who is a Highly Compensated Employee will be included.

          (C) If, for any Plan Year, the requirements of Subsection (B) are not satisfied, the Administrator will determine the amount by which Pre-Tax Contributions made on behalf of each eligible employee who is a Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (B). The determination will be made by successively decreasing the rate of Eligible Earnings reductions for Highly Compensated Employees who, during the Plan Year, had the greatest percentage of Eligible Earnings reductions, to the next, lower percentage, then again decreasing the percentage of such Highly Compensated Employees Eligible Earnings reductions, together with the percentage of Eligible Earnings reductions of such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may, in his or her discretion, make such reductions in any amount, in lieu of one percent increments.

          (D) At such time as the Administrator specifies following the last day of the Plan Year for which the determination described in Subsection
     (C) is made, but in no case later than the last day of the following Plan Year, the excess will be corrected by taking either or both of the following steps.

          (1) The amount of excess Pre-Tax Contributions so determined, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to each such Highly Compensated Employee. The amount to be returned pursuant to the foregoing sentence with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to Pre-Tax Contributions that relate to such Plan Year, determined by assuming that Pre-Tax Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year.

          (2) The Participating Employer will make an additional contribution for the Plan Year pursuant to Section 3.4.

          (E) Any excess amount determined under Subsection (C) for a Highly Compensated Employee whose actual deferral percentage is determined under Subsection (B)(2)(b)(i) will be allocated among all persons whose contributions are aggregated to determine such percentage in proportion to the amount of Pre-Tax Contributions made on behalf of each with respect to the Plan Year.

          (F) To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitations described in this section separately to each group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement and those who are not included or are included in a different unit.

     9.3
     9.3
     9.3  __________________________________________
          Actual Contribution Percentage Limitations
          __________________________________________
          Actual Contribution Percentage Limitations
          __________________________________________
          Actual Contribution Percentage Limitations.  (A) Notwithstanding

     Section 3.2, for any Plan Year, Matching Contributions may be made on behalf of Participants who are Highly Compensated Employees with respect to that Plan Year only to the extent that either of the following tests is satisfied.

          (1) The "actual contribution percentage" for "eligible employees" who are Highly Compensated Employees is not more than the product of the actual contribution percentage for all other eligible employees, multiplied by one and one-quarter.

          (2) The excess of the actual contribution percentage for eligible employees who are Highly Compensated Employees over the actual contribution percentage for all other eligible employees is not more than two percentage points and the actual contribution percentage for eligible employees who are Highly Compensated Employees is not more than the product of the actual contribution percentage for all other eligible Employees, multiplied by two.

          (B)  For purposes of this section,

          (1) "eligible employee" means an Active Participant who is eligible to have Matching Contributions made on his or her behalf for the Plan Year in question or would have been so eligible had he or she elected to make Pre-Tax Contributions for such Plan Year, and

          (2) the "actual contribution percentage" with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the aggregate amount of Matching Contributions made on behalf of the eligible employee for the Plan Year, to the eligible employee's Testing Wages for the Plan Year or the portion of the Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual contribution percentage, the following rules apply.

               (a) If aggregation of Matching Contributions and Testing Wages is required under Sections 11.21(C) and 11.40(C), the actual contribution percentage of the Highly Compensated Employee to whom the aggregate amounts are attributed is the actual contribution percentage determined for the group of all eligible family members, treating such group as a single eligible employee.

               (b) If any eligible employee is required to be aggregated with more than one family group under Section 11.21(C), all the groups with which the eligible employee is aggregated will be treated as a single family group.

               (c) Except as otherwise provided in Treasury Regulations, Basic Matching Contributions taken into account in determining the actual deferral percentage under Section 9.2(B)(2)(b) will be excluded.

               (d) Matching Contributions taken into account for purposes of the minimum contribution required pursuant to Section 13.3(A) will be excluded.

               (e) To the extent determined by the Administrator, all or any portion of the Pre-Tax Contributions for the Plan Year on behalf of eligible employees will be included.

               (f) Matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other plan that is aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included.

               (g) To the extent required by Treasury Regulations, matching contributions (within the meaning of Code section 401(m)(4)(A)) and after-tax contributions made under any other qualified plan of any Affiliated Organization on behalf of or by any eligible employee who is a Highly Compensated Employee will be included.

          (C) If, for any Plan Year, the requirements of Subsection (A) are not satisfied, the Administrator will determine the amount by which Matching Contributions made on behalf of each eligible employee who is a Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection (A), such determination being made in accordance with the procedure described in Section 9.2(C).

          (D) At such time as the Administrator specifies following the last day of the Plan Year for which the determination described in Subsection
     (C) is made, but in no case later than the last day of the following Plan Year, the excess will be corrected by taking either or both of the following steps.

          (1) The amount of excess Matching Contributions so determined with respect to each Highly Compensated Employee, increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.5, will be distributed to such Highly Compensated Employee first from his or her Basic Matching Account and then from his or her Performance-Based Matching Account.

          (2) The Participating Employer will make an additional contribution for the Plan Year pursuant to Section 3.4.

          (E) Any excess amount determined under Subsection (C) for a Highly Compensated Employee whose actual contribution percentage is determined under Subsection (B)(2)(a) will be allocated among all persons whose contributions are aggregated to determine such percentage in proportion to the amount of Matching Contributions made on behalf of each with respect to the Plan Year.

          (F) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement.

     9.4
     9.4
     9.4  _______________________
          Multiple Use Limitation
          _______________________
          Multiple Use Limitation
          _______________________
          Multiple Use Limitation.
                                 .
                                 .  (A)  This section applies for any Plan Year

     for which the sum of the actual deferral percentage, as determined under
     Section 9.2(B)(2)(b), for eligible employees who are Highly Compensated Employees plus the actual contribution percentage, as determined under
     Section 9.3(B)(2), for eligible employees who are Highly Compensated Employees, exceeds the "aggregate limit." For purposes of this subsection, the aggregate limit is the greater of:

          (1)  The sum of:

               (a) the product of one and one-quarter, multiplied by the greater of:

                    (i)  the actual deferral percentage, as determined under
                    Section 9.2(B)(2)(b), for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                    (ii) the actual contribution percentage, as determined under
                    Section 9.3(B)(2), for the Plan Year for eligible employees who are not Highly Compensated Employees;

                    plus

               (b) the sum of two percentage points plus the lesser of the actual deferral percentage determined under item (i) of clause
               (a) above or the actual contribution percentage determined under item (ii) of clause (a) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage;

               or

          (2)  The sum of:

               (a) the product of one and one-quarter, multiplied by the lesser of:

                    (i)  the actual deferral percentage, as determined under
                    Section 9.2(B)(2)(b), for the Plan Year for eligible employees who are not Highly Compensated Employees, or

                    (ii) the actual contribution percentage, as determined under
                    Section 9.3(B)(2), for the Plan Year for eligible employees who are not Highly Compensated Employees;

                    plus

               (b) the sum of two percentage points plus the greater of the actual deferral percentage determined under item (i) of clause
               (a) above or the actual contribution percentage determined under item (ii) of clause (a) above, with such sum in no case exceeding twice the lesser of such actual deferral percentage or actual contribution percentage.

          (B) If, for any Plan Year, the calculations under Subsection (A) require that this section be applied, the Administrator will determine the amount by which Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year causes the excess amount determined under Subsection (A), such determination being made in accordance with the provisions of Section 9.3(C). At such time as the Administrator specifies following the last day of the Plan Year for which such determination is made, but in no case later than the last day of the following Plan Year, the excess will be corrected by taking any one or more of the steps described in Sections 9.2(D) and 9.3(C).

          (C) To the extent provided in Treasury Regulations, the limitations described in this section do not apply to any group of eligible employees who are included in a unit of employees covered by a collective bargaining agreement.

     9.5
     9.5
     9.5  ________________________________
          Earnings on Excess Contributions
          ________________________________
          Earnings on Excess Contributions
          ________________________________
          Earnings on Excess Contributions.
                                          .
                                          .   The amount of Fund earnings or

     losses with respect to the excess amount of contributions distributed to a Highly Compensated Employee pursuant to the foregoing provisions of this article is an amount equal to the product of the total earnings or losses for the Participant's Account to which the excess contributions were added for the Plan Year, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to the Account for the Plan Year, and the denominator of which is the closing balance of the Account for the Plan Year, decreased by the amount of earnings added to the Account, or increased by the amount of losses subtracted from the Account, for the Plan Year.

     9.6
     9.6
     9.6  __________________________________________
          Aggregate Defined Contribution Limitations
          __________________________________________
          Aggregate Defined Contribution Limitations
          __________________________________________
          Aggregate Defined Contribution Limitations.
                                                    .
                                                    .  (A)  Notwithstanding any

     contrary provisions of this Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions" with respect to the Participant for the Plan Year to exceed the lesser of (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins) and (2) 25 percent of the Participant's Section 415 Wages for the Plan Year.

          (B) For purposes of Subsection (A), the "annual additions" with respect to a Participant for a Plan Year are the sum of -

          (1) the aggregate amount of Pre-Tax and Matching Contributions allocated to the Participant's Accounts for the Plan Year (including any such contributions that are distributed pursuant to Section 9.2,
          9.3 or 9.4, but excluding any Pre-Tax Contributions in excess of the limitation described in Section 9.1 that are distributed to the Participant by the April 15 following the Plan Year to which the contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

          (2) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" (as defined in Section 13.3(C)), to the extent required under Code section 419A(d)(1).

          (C)(1) If the Administrator, in his or her discretion, determines that the limitation under Subsection (A) would otherwise be exceeded for a Plan Year, to the extent necessary to prevent such excess from occurring the amount of a Participant's Eligible Earnings reductions and Pre-Tax Contributions will be prospectively reduced.

          (2) If a further reduction of contributions is required, the Matching Contributions that would otherwise be allocated to the Participant's Account will be reduced and the aggregate amount of Matching Contributions for the Plan Year will be reduced by the same amount.

          (3) If, in spite of such reductions and as a result of reasonable error in estimating the amount of the Participant's Eligible Earnings, Pre-Tax Contributions, other elective deferrals within the meaning of Code section 402(g)(3) or Section 415 Wages for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess, the amount of Pre-Tax Contributions made for the Participant will be distributed to the Participant and any Matching Contributions attributable to the amount so distributed, together with earnings on such contributions, will be forfeited and applied as provided in Section 3.2(D).

     9.7
     9.7
     9.7  __________________________________________________________
          Aggregate Defined Contribution/Defined Benefit Limitations
          __________________________________________________________
          Aggregate Defined Contribution/Defined Benefit Limitations
          __________________________________________________________
          Aggregate Defined Contribution/Defined Benefit Limitations.
                                                                    .
                                                                    .  (A)

     Notwithstanding any contrary provisions of the Plan, in no event will the amount of a Participant's annual additions under the Plan exceed an amount that would cause the decimal equivalent of the sum of the "defined benefit fraction" plus the "defined contribution fraction" to exceed one.

          (B) The "defined benefit fraction" is a fraction, the numerator of which is the Participant's aggregate projected annual benefit under all qualified defined benefit pension plans maintained by any Affiliated Organization (determined as of the end of the Plan Year), and the denominator of which is the lesser of:

          (1) 125 percent of the maximum dollar benefit limitation in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins under such defined benefit pension plans; and

          (2) 140 percent of the average Section 415 Wages of the Participant during the three consecutive Plan Years during which he or she was a participant in any such defined benefit pension plan which produce the highest average.

          (C) The "defined contribution fraction" is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts for the Plan Year under this Plan and any other qualified defined contribution plans maintained by any Affiliated Organization, determined in the manner described in Section 9.6, and the denominator of which is the aggregate of the lesser of:

          (1) 125 percent of the maximum annual addition dollar limitation in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins under such defined contributions plans; and

          (2) 140 percent of 25 percent of the Participant's Section 415 Wages for the Plan Year,

     applied for all years during which the Participant was employed with an Affiliated Organization, without regard to whether there was a defined contribution plan in effect during all such years.

          (D) If the annual additions that would otherwise be made with respect to a Participant for a Plan Year would cause the limitation of Subsection (A) to be exceeded, the Participant's benefit under one or more defined benefit pension plans maintained by an Affiliated Organization will, to the extent provided in such plans, be reduced to the extent necessary to prevent such excess from occurring, and, if a sufficient reduction cannot be made under such plans, the provisions of
     Section 9.6(C) will be applied to reduce the amount of the annual additions to the Participant's Accounts under this Plan for such Plan Year to the extent necessary to prevent such excess.

     9.8
     9.8
     9.8  __________________________
          Administrator's Discretion
          __________________________
          Administrator's Discretion
          __________________________
          Administrator's Discretion.
                                    .
                                    .  Notwithstanding the foregoing provisions

     of this article, the Administrator may, in his or her discretion, apply the provisions of Sections 9.1 through 9.7 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections, and the Administrator's good faith application of Treasury Regulations is binding on all Participants and Beneficiaries.

                                         31
                                         31

                                 ARTICLE X
                                 ARTICLE X
                                 ARTICLE X
                         _________________________
                         Amendment and Termination
                         _________________________
                         Amendment and Termination
                         _________________________
                         Amendment and Termination


     10.1
     10.1
     10.1 ____________________________________
          Adoption by Affiliated Organizations
          ____________________________________
          Adoption by Affiliated Organizations
          ____________________________________
          Adoption by Affiliated Organizations.
                                              .
                                              .  Any Affiliated Organization may

     adopt this Plan and become a Participating Employer with the prior approval of the Administrator by furnishing to the Administrator a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be approved by the Company's Board in advance or ratified by such Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan.

     10.2
     10.2
     10.2 ________________________________
          Authority to Amend and Procedure
          ________________________________
          Authority to Amend and Procedure
          ________________________________
          Authority to Amend and Procedure.
                                          .
                                          .  (A)  The Company reserves the right

     to amend the Plan at any time, to any extent that it may deem advisable. Each amendment will be stated in a written instrument approved in advance or ratified by the Company's Board and executed in the name of the Company by its duly authorized officers. On and after the effective date of the amendment, all interested parties will be bound by the amendment; provided, first, that no amendment will increase the duties or liabilities of the Trustee without its written consent; and, second, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected by Code Section 411(d)(6), except that any amendment that is required to conform the Plan with Treasury Regulations so as to qualify the Trust for income tax exemption may be made retroactively to the Effective Date of the Plan or to any later date.

          (B) If the schedule for determining the extent to which benefits under the Plan are vested is changed, whether by amendment or on account of the Plan's becoming or ceasing to be a top-heavy plan, each Participant with at least three years of service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of (a) the date such change is adopted, (b) the date such change becomes effective or (c) the date the Participant is issued notice of such change by the Administrator or the Trustee. Except as otherwise provided in an amendment permitted by Treasury Regulations, if an optional form of benefit payment protected under Code section 411(d)(6) is eliminated, each Participant may elect to have that portion of the value of his or her Accounts that was accrued as of the date of such elimination, distributed in the optional form of benefit payment that was eliminated.

          (C) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically otherwise provided by a subsequent amendment, continue to apply to such Participant.

     10.3
     10.3
     10.3 ____________________________________
          Authority to Terminate and Procedure
          ____________________________________
          Authority to Terminate and Procedure
          ____________________________________
          Authority to Terminate and Procedure.
                                              .
                                              .  The Company expects to continue

     the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety or with respect to a particular Participating Employer as of the date specified by the Company or such Participating Employer, as the case may be, to the Trustee in a written instrument adopted and executed in the manner of an amendment.

     10.4
     10.4
     10.4 __________________________________________________________
          Distribution Following Termination, Partial Termination or
          __________________________________________________________
          Distribution Following Termination, Partial Termination or
          __________________________________________________________
          Distribution Following Termination, Partial Termination or

     _______________________________
     Discontinuance of Contributions
     _______________________________
     Discontinuance of Contributions
     _______________________________
     Discontinuance of Contributions.
                                    .
                                    .  After termination or partial termination

     of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund at the times and in the manner provided by Section 8.1 as if such event had not occurred or, if the Administrator so directs in accordance with Treasury Regulations, will distribute to each Participant or Beneficiary of any deceased Participant the entire balance of his or her Accounts.

                                ARTICLE XI
                                ARTICLE XI
                                ARTICLE XI

               _____________________________________________
               Definitions, Construction and Interpretations
               _____________________________________________
               Definitions, Construction and Interpretations
               _____________________________________________
               Definitions, Construction and Interpretations


     The definitions and the rules of construction and interpretations set forth in this article will be applied in construing this instrument unless the context otherwise indicates.

     11.1
     11.1
     11.1 _______
          Account
          _______
          Account
          _______
          Account.
                 .
                 .  An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

     11.2
     11.2
     11.2 __________________
          Active Participant
          __________________
          Active Participant
          __________________
          Active Participant.
                            .
                            .  An "Active Participant" is a Participant who is a

     Qualified Employee.

     11.3
     11.3
     11.3 _____________
          Administrator
          _____________
          Administrator
          _____________
          Administrator.
                       .
                       .  The "Administrator" of the Plan is the Company's Vice

     President Human Resource Services, or in the event such position is substantially changed or eliminated, the Employee performing the duties of such position.

     11.4
     11.4
     11.4 _______________________
          Affiliated Organization
          _______________________
          Affiliated Organization
          _______________________
          Affiliated Organization.
                                 .
                                 .  An "Affiliated Organization" is -


          (a)  for purposes of applying the limitations set forth at Sections
          9.6 and 9.7 of the Plan, any member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(C)) that includes the Company or any trade or business (whether or not incorporated) that, together with the Company, is under common control (within the meaning of Code section 414(c)), the determination of any such corporation or trade or business being made under Code section 1563(a) by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears in such Code section, and

          (b) for all other purposes, any corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company, any trade or business (whether or not incorporated) that, together with the Company, is under common control (within the meaning of Code section 414(c)), any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations thereunder.

     11.5
     11.5
     11.5 ______________________
          Basic Matching Account
          ______________________
          Basic Matching Account
          ______________________
          Basic Matching Account.
                                .
                                .  The "Basic Matching Account" is the account

     established pursuant to clause (b) of Section 4.1 to evidence Basic Matching Contributions made on behalf of a Participant.

     11.6
     11.6
     11.6 ____________________________
          Basic Matching Contributions
          ____________________________
          Basic Matching Contributions
          ____________________________
          Basic Matching Contributions.
                                      .
                                      .  "Basic Matching Contributions" means

     contributions made by a Participating Employer on behalf of Active Participants pursuant to Section 3.2(A)(1) or 3.4.

     11.7
     11.7
     11.7 ___________
          Beneficiary
          ___________
          Beneficiary
          ___________
          Beneficiary.
                     .
                     .  A "Beneficiary" is a person designated or otherwise

     determined under the provisions of Section 8.3 as the distributee of benefits payable after the death of a Participant. A person designated or otherwise determined to be a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

     11.8
     11.8
     11.8 _____
          Board
          _____
          Board
          _____
          Board.
               .
               .  The "Board" is the board of directors or equivalent governing body of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors or equivalent governing body of the Affiliated Organization in question.

     11.9
     11.9
     11.9 ____
          Code
          ____
          Code
          ____
          Code.
              .
              .  The "Code" is the Internal Revenue Code of 1986, as amended.

     Any reference to a specific provision of the Code includes a reference to such provision as it may be amended from time to time and to any successor provision.

     11.10
     11.10
     11.10     _________
               Committee
               _________
               Committee
               _________
               Committee.
                        .
                        .  The "Committee" is the Retirement Committee

     constituted under Article XII.

     11.11
     11.11
     11.11     _______
               Company
               _______
               Company
               _______
               Company.
                      .
                      .  The "Company" is Ceridian Corporation or any successor

     thereto.

     11.12
     11.12
     11.12     _____________
               Company Stock
               _____________
               Company Stock
               _____________
               Company Stock.
                            .
                            .  "Company Stock" means common stock issued by the

     Company.

     11.13
     11.13
     11.13     _________________
               Consent of Spouse
               _________________
               Consent of Spouse
               _________________
               Consent of Spouse.
                                .
                                .  Whenever the consent of a Participant's

     spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

          (a) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a notary public; or

          (b) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

     Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

     11.14
     11.14
     11.14     ________
               Disabled
               ________
               Disabled
               ________
               Disabled.
                       .
                       .  A Participant will be considered to be "Disabled" only

     if

          (a) in the case of a Participant who is participating in the Company's long-term disability plan, he or she is receiving disability benefits under such plan, or

          (b) in the case of any other Participant, he or she is certified as being disabled by the Social Security Administration and is receiving disability benefits under the disability provisions of the Social Security Act.

     11.15
     11.15
     11.15     ______________
               Effective Date
               ______________
               Effective Date
               ______________
               Effective Date.
                             .
                             .  The "Effective Date" of the Plan is January 1,

     1983.

     11.16
     11.16
     11.16     _________________
               Eligible Earnings
               _________________
               Eligible Earnings
               _________________
               Eligible Earnings.
                                .
                                .  (A) The "Eligible Earnings" of a Participant

     from his or her Participating Employer for any period is the amount reportable by the Participating Employer for federal income tax purposes as wages paid to the Participant for such period, increased by the amount of Eligible Earnings reductions experienced by the Participant pursuant to the Plan and any cafeteria plan maintained by the Participating Employer pursuant to Code section 125 for that period, to the extent such reductions are not otherwise included for that period, and decreased by any amount received by the Participant during the period as deferred income from a previous period, expatriation premium, tuition aid reimbursement, relocation allowance, restricted stock plan awards, any such amount attributable to the exercise of an option under a stock option plan maintained by a Participating Employer, any amounts representing imputed income on account of benefits pursuant to the Code, any amounts representing severance payments under the Participating Employer's severance policy and any other amounts of an unusual or nonrecurring nature, as specified in Plan Rules.

          (B) Notwithstanding Subsection (A), in no event will a Participant's Eligible Earnings for any Plan Year beginning after December 31, 1993 be taken into account to the extent it exceeds $150,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 401(a)(17) for the calendar year during which the Plan Year in question begins).

          (C) In the case of a Participant who is a Highly Compensated Employee described in clause (1) of Section 11.21(A), or of a Highly Compensated Employee described in clause (2) or (3) of Section 11.21(A) whose "compensation" (as defined in Section 11.21(B)(2)) for a Plan Year is not less than the compensation of at least ten other Highly Compensated Employees, the limitation set forth in Subsection (B) will be applied to the Participant, the Participant's spouse and the Participant's lineal descendants who have not attained age 19 prior to the end of the Plan Year as if they were a single Participant.

     11.17
     11.17
     11.17     ________
               Employee
               ________
               Employee
               ________
               Employee.
                       .
                       .  An "Employee" is any individual who performs services

     for an Affiliated Organization as a common-law employee of the Affiliated Organization.

     11.18
     11.18
     11.18     ____
               Fund
               ____
               Fund
               ____
               Fund.
                   .
                   .  The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

     11.19
     11.19
     11.19     _____________
               Governing Law
               _____________
               Governing Law
               _____________
               Governing Law.
                            .
                            .  To the extent that state law is not preempted by

     provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other laws of the United States, the Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of law rules of the State of Minnesota or any other jurisdiction.

     11.20
     11.20
     11.20     ________
               Headings
               ________
               Headings
               ________
               Headings.
                       .
                       .  The headings of articles and sections are included

     solely for convenience. In the event of a conflict between the headings and the text of the Plan, the text controls.

     11.21
     11.21
     11.21     ___________________________
               Highly Compensated Employee
               ___________________________
               Highly Compensated Employee
               ___________________________
               Highly Compensated Employee.
                                          .
                                          . (A)   A "Highly Compensated

     Employee" for any Plan Year is any employee who -

          (1) at any time during such Plan Year or the preceding Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization, or

          (2)  during the Plan Year preceding such Plan Year -

               (a) received compensation in excess of $75,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins), or

               (b) received compensation in excess of $50,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(C) for the calendar year during which the Plan Year in question begins) and whose compensation exceeded the compensation of at least 80 percent of all employees, excluding, for purposes of determining the number of employees in such group but not for purposes of determining the specific employees comprising the group, all employees who
               (i) have completed less than six months of service with the Affiliated Organizations, (ii) normally work fewer than 17-1/2 hours per week for the Affiliated Organizations, (iii) normally work for the Affiliated Organizations during not more than six months during any calendar year or (iv) have not attained age 21, or

               (c) was at any time an officer of an Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) and received compensation in excess of 50 percent of the amount in effect under Code section 415(b)(1)(A) for the calendar year during which the Plan Year in question begins, but in no case will there be taken into account more than the lesser of (i) 50 employees or (ii) the greater of three employees or ten percent of the aggregate number of employees, excluding, for purposes of determining the number of such officers, any employees that are excluded pursuant to clause
               (b); or, if no officer received compensation in excess of such amount, the officer with the highest compensation for the Plan Year, or

          (3) during such Plan Year, is described in items (a), (b) or (c) of clause (2) and received compensation in an amount that is not less than the amount of compensation received by at least 100 other employees.

          (B)  For purposes of this section,

          (1) an "employee" is any individual who is not described in Section 11.35(B)(2) and who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as -

               (a)  a common law employee,

               (b)  an employee pursuant to Code section 401(c)(1), or

               (c) a leased employee who is treated as an employee of an Affiliated Organization pursuant to Code section 414(n)(2) or 414(o)(2), and

          (2) "compensation" for any period means an employee's Section 415 Wages for the period increased by the amount of any reductions to the employee's compensation for the period in connection with an election by the employee made pursuant to a Plan maintained under Code section 125 or 401(k).

          (C) For purposes of applying Sections 9.2, 9.3 and 9.4, any employee who is the spouse, a lineal ascendant or descendant or the spouse of a lineal ascendant or descendant of a Highly Compensated Employee described in clause (1) of Subsection (A), or of a Highly Compensated Employee described in clause (2) or (3) of Subsection (A) whose compensation for the Plan Year is not less than the compensation of at least ten other Highly Compensated Employees, will not be considered a separate employee and any Eligible Earnings with respect to such employee, and any contributions allocated to the employee's Accounts under this Plan if the employee is a Participant, will be deemed to have been paid to, or allocated to the Accounts of, such Highly Compensated Employee.

     11.22
     11.22
     11.22     _______________
               Hour of Service
               _______________
               Hour of Service
               _______________
               Hour of Service.
                              .
                              .  (A)  Subject to the remaining subsections of

     this section, the term "Hour of Service," with respect to an Employee, includes and is limited to -

          (1) each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

          (2) each hour for which the Employee is paid, or entitled to payment, by an Affiliated Organization for an authorized absence, such as holiday, personal days off, sick leave, short-term disability, funeral leave, jury duty and reserve United States Armed Forces duty;

          (3)  Each hour that the Employee was absent without pay due to:

               (a) military or jury service which is required by applicable law to be treated as an authorized leave, or any other absence required by applicable law or contractual undertaking to be treated as an authorized leave;

               (b) a leave of absence authorized for medical reasons, public service, social service or educational purposes, which leaves shall be granted under rules applied uniformly to all Employees;

               (c) any other leave of absence authorized by an Affiliated Organization, all of which leaves of absence are defined as "personal leaves" and which leaves will be granted under rules applied uniformly to all Employees;

               (d) a layoff, but only to the extent it does not exceed six months' duration;

               (e) a leave of absence granted under the terms of an Affiliated Organization's Time Off Without Pay Program, but only to the extent it does not exceed 12 months' duration;

          in which case the number of hours for which an Employee receives credit will be equal to that number of Hours of Service per day which he would normally have been scheduled to complete during such absence, or eight hours per day, whichever is less; and

          (4) each hour for which backpay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, that Hours of Service taken into account under clause (1),
          (2) or (3) will not also be taken into account under this clause (4).

          (B) For purposes of applying clauses (1) and (4) of Subsection (A), hours for which an Employee is entitled to overtime premium pay will be taken into account only to the extent the Employee actually performs services or to which a backpay award pertains and will not include any hours attributable to the premium pay itself.

          (C) For purposes of applying clause (2) of Subsection (A), the Employee will be credited with Hours of Service during such absence at the same rate at which he or she was credited under clause (1) of Subsection
     (A) immediately prior to the commencement of such absence.

          (D) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time -

          (1) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with ten Hours of Service for each day during which he or she completes at least one Hour of Service;

          (2) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

          (E) Notwithstanding the foregoing provisions of this section, the number of Hours of Service that a person completes (1) while, although not employed with an Affiliated Organization, he or she is considered to be a "leased employee" of an Affiliated Organization or of a "related person" (within the meaning of Code sections 414(n)(2) and 144(a)(3), respectively) or (2) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o), in each case determined in the manner specified in Subsections (A) through (D), will also be taken into account.

     11.23
     11.23
     11.23     ______________________
               Matching Contributions
               ______________________
               Matching Contributions
               ______________________
               Matching Contributions.  "Matching Contributions" means

     contributions made by a Participating Employer on behalf of Active Participants pursuant to Section 3.2 or 3.4.

     11.24
     11.24
     11.24     ______________________
               Normal Retirement Date
               ______________________
               Normal Retirement Date
               ______________________
               Normal Retirement Date.
                                     .
                                     .  The "Normal Retirement Date" of a

     Participant is the date on which he or she attains age 65.

     11.25
     11.25
     11.25     _________________
               Number and Gender
               _________________
               Number and Gender
               _________________
               Number and Gender.
                                .
                                .  Wherever appropriate, the singular number may

     be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

     11.26
     11.26
     11.26     ___________
               Participant
               ___________
               Participant
               ___________
               Participant.
                          .
                          .  A "Participant" is a current or former Qualified

     Employee who has satisfied the eligibility requirements of Article II, following his or her initial hire or rehire, as the case may be, and who has not ceased to be a Participant pursuant to Section 2.7.

     11.27
     11.27
     11.27     ______________________
               Participating Employer
               ______________________
               Participating Employer
               ______________________
               Participating Employer.
                                     .
                                     .  A "Participating Employer" is the

     Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Employees or upon its ceasing to be an Affiliated Organization.

     11.28
     11.28
     11.28     __________________________________
               Performance-Based Matching Account
               __________________________________
               Performance-Based Matching Account
               __________________________________
               Performance-Based Matching Account.
                                                 .
                                                 . The "Performance-Based

     Matching Account" is the account established pursuant to clause (c) of
     Section 4.1 to evidence Performance-Based Matching Contributions made on behalf of a Participant.

     11.29
     11.29
     11.29     ________________________________________
               Performance-Based Matching Contributions
               ________________________________________
               Performance-Based Matching Contributions
               ________________________________________
               Performance-Based Matching Contributions.
                                                       .
                                                       .  "Performance-Based

     Matching Contributions" means contributions made by a Participating Employer on behalf of Active Participants pursuant to Section 3.2(A)(2).

     11.30
     11.30
     11.30     ____
               Plan
               ____
               Plan
               ____
               Plan.
                   .
                   .  The "Plan" is that set forth in this instrument as it may be amended from time to time.

     11.31
     11.31
     11.31     _________
               Plan Rule
               _________
               Plan Rule
               _________
               Plan Rule.
                        .
                        .  A "Plan Rule" is a rule, policy, practice or

     procedure adopted by the Administrator or the Committee. Each Plan Rule will be uniform and nondiscriminatory with respect to similarly situated persons.

     11.32
     11.32
     11.32     _________
               Plan Year
               _________
               Plan Year
               _________
               Plan Year.
                        .
                        .  A "Plan Year" is a calendar year.


     11.33
     11.33
     11.33     _______________
               Pre-Tax Account
               _______________
               Pre-Tax Account
               _______________
               Pre-Tax Account.
                              .
                              .  The "Pre-Tax Account" is the account

     established pursuant to clause (a) of Section 4.1 to evidence Pre-Tax Contributions made on behalf of a Participant.

     11.34
     11.34
     11.34     _____________________
               Pre-Tax Contributions
               _____________________
               Pre-Tax Contributions
               _____________________
               Pre-Tax Contributions.
                                    .
                                    . "Pre-Tax Contributions" mean contributions

     made by a Participating Employer on behalf of Active Participants pursuant to Section 3.1.

     11.35
     11.35
     11.35     __________________
               Qualified Employee
               __________________
               Qualified Employee
               __________________
               Qualified Employee.
                                 .
                                 .  (A)  Except as provided in Subsection (B), a

     "Qualified Employee" is an Employee who -

          (1) is classified by a Participating Employer as a common-law employee of the Participating Employer,

          (2)  is paid under a domestic payroll,

          (3) performs services for the Participating Employer primarily within the United States or on a temporary foreign assignment, and

          (4) is a participant in any qualified defined benefit pension plan maintained by an Affiliated Organization.

          (B) An Employee who would otherwise be a Qualified Employee is not a Qualified Employee if he or she -

          (1) resides in the United States but is not a United State citizen, unless he or she is classified as an immigrant alien;

          (2) is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); or

          (3) is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and a Participating Employer, and is not, as a result of such bargaining, specifically covered by this Plan.

     11.36
     11.36
     11.36     ________________
               Reporting Person
               ________________
               Reporting Person
               ________________
               Reporting Person.
                               .
                               .  A "Reporting Person" is any Participant or

     Beneficiary who is subject to the reporting requirements of section 16 of the Securities Exchange Act of 1934 with respect to the securities of the Company or its affiliates.

     11.37
     11.37
     11.37     ________________
               Rollover Account
               ________________
               Rollover Account
               ________________
               Rollover Account.
                               .
                               .  The "Rollover Account" is the account

     established pursuant to clause (d) of Section 4.1 to evidence the amounts, if any, rolled over from an individual retirement arrangement or another qualified plan, or transferred directly from another qualified plan with respect to an Active Participant pursuant to Section 3.3.

     11.38
     11.38
     11.38     _________________
               Section 415 Wages
               _________________
               Section 415 Wages
               _________________
               Section 415 Wages.
                                .
                                .  (A) An individual's "Section 415 Wages" for

     any period is the sum of all remuneration received by the individual during such period from all Affiliated Organizations that constitutes "compensation" within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder.

          (B) The Administrator may, for any Plan Year, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for the Plan Year; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any Plan Year.

          (C) Section 415 Wages will not include the amount by which an individual's remuneration is reduced in connection with an election by the individual made pursuant to a plan maintained by an Affiliated Organization under Code section 125 or 401(k).

     11.39
     11.39
     11.39     _________________________
               Termination of Employment
               _________________________
               Termination of Employment
               _________________________
               Termination of Employment.
                                        .
                                        .  (A) For purposes of determining

     entitlement to a distribution under this Plan, a Participant will be deemed to have terminated employment only if he or she has completely severed his or her employment relationship with all Affiliated Organizations or become Disabled. Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with his or her becoming Disabled, or any other leave of absence will constitute a termination of employment.

          (B) A Participant will be deemed to have terminated employment in conjunction with the disposition of all or any portion of the business operation of an Affiliated Organization which is a disposition of a subsidiary or of substantially all of the assets used in a trade or business of an Affiliated Organization within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) and Treasury Regulations thereunder are satisfied.

          (C) A Participant who, in conjunction with the disposition of all or any portion of a business operation of an Affiliated Organization which is not described in Subsection (B), transfers employment to the acquiror of such business operation or to any affiliate of such acquiror will not be considered to have terminated employment. If a Participant is deemed to have continued employment by reason of the preceding sentence, such sentence will continue to apply to such Participant in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquiror or any subsequent acquirors which is not a disposition of a subsidiary of such acquiror or of substantially all of the assets used in a trade or business of such acquiror within the meaning of Code section 401(k)(10)(A) with respect to which the requirements of Code section 401(k)(10)(B) and (C) and Treasury Regulations thereunder are satisfied. Except in conjunction with such a disposition of a subsidiary or substantially all of the assets used in a trade or business of the seller, such a Participant will be considered to have terminated employment only when he or she has severed the employment relationship with all such acquirors and their affiliates.

     11.40
     11.40
     11.40     _____________
               Testing Wages
               _____________
               Testing Wages
               _____________
               Testing Wages.
                            .
                            .  (A) An individual's "Testing Wages" for any

     period is his or her Section 415 Wages for such period increased by compensation reductions for such period in connection with an election by the individual made pursuant to a plan maintained by an Affiliated Organization under Code section 125 or 401(k).

          (B) Notwithstanding Subsection (A), in no event will a Participant's Testing Wages for any Plan Year beginning after December 31, 1993 be taken into account to the extent it exceeds $150,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 401(a)(17) for the calendar year during which the Plan Year in question begins).

          (C) In the case of a Participant who is a Highly Compensated Employee described in clause (1) of Section 11.21(A), or of a Highly Compensated Employee described in clause (2) or (3) of Section 11.21(A) whose "compensation" (as defined in Section 11.21(B)(2)) for a Plan Year is not less than the compensation of at least ten other Highly Compensated Employees, the limitation set forth in Subsection (B) will be applied to the Participant, the Participant's spouse and the Participant's lineal descendants who have not attained age 19 prior to the end of the Plan Year in question as if they were a single Participant.

          (D) The Administrator may, in his or her discretion, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.

     11.41
     11.41
     11.41     ____________________
               Treasury Regulations
               ____________________
               Treasury Regulations
               ____________________
               Treasury Regulations.
                                   .
                                   .  "Treasury Regulations" mean regulations,

     rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

     11.42
     11.42
     11.42     _____
               Trust
               _____
               Trust
               _____
               Trust.
                    .
                    .  The "Trust" is the trust or trusts created by the Company to implement benefits under the Plan.

     11.43
     11.43
     11.43     _______
               Trustee
               _______
               Trustee
               _______
               Trustee.
                      .
                      .  The "Trustee" is the corporation and/or individual or

     individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

                                ARTICLE XII
                                ARTICLE XII
                                ARTICLE XII
                          ______________________
                          Administration of Plan
                          ______________________
                          Administration of Plan
                          ______________________
                          Administration of Plan


     12.1
     12.1
     12.1 _______________
          Named Fiduciary
          _______________
          Named Fiduciary
          _______________
          Named Fiduciary.
                         .
                         .  The Company is the "named fiduciary" of the Plan for

     purposes of the Employee Retirement Income Security Act of 1974, as amended.

     12.2
     12.2
     12.2 ____________________
          Retirement Committee
          ____________________
          Retirement Committee
          ____________________
          Retirement Committee.
                              .
                              .   The Chief Executive Officer of the Company

     will appoint a Retirement Committee composed of not fewer than three members who will serve at the pleasure of the Chief Executive Officer. The Chief Executive Officer will provide to each member of the Retirement Committee a copy of a written charter outlining the responsibilities of the Committee. Each member will file his or her written acceptance of appointment with the Chief Executive Officer. A Retirement Committee member may resign by delivering his or her written resignation to the Chief Executive Officer, and any Retirement Committee member may be removed, with or without cause, by the Chief Executive Officer upon delivery of written notice of such removal to the removed member. Any such resignation or removal will be effective upon delivery of the written resignation or notice of removal, as the case may be, or upon any later date specified therein. Vacancies created by any such resignation or removal will be filled by appointment by the Chief Executive Officer; provided, that, subject to there being at least three persons serving as Retirement Committee members at all times, the Chief Executive Officer need not fill any vacancy so created.

     12.3
     12.3
     12.3 ______________________
          Operation of Committee
          ______________________
          Operation of Committee
          ______________________
          Operation of Committee.
                                .
                                .  The Committee will perform its duties

     hereunder in accordance with the following procedures -

          (a) The Chief Executive Officer of the Company will designate one member of the Committee to act as its chair, and the member so designated will preside over the Committee's meetings.

          (b) The Committee will elect a secretary who may, but need not, be a member of the Committee. The secretary will keep minutes of the Committee's meetings and perform such other duties as may be specified from time to time by the Committee.

          (c) The Committee may appoint such subcommittees with such duties and powers as it may specify, and it may delegate administrative powers to one or more of its members or to such other person or entity as it may designate.

          (d) The Committee will meet at such times and places and upon such notice as its members may determine from time to time. A majority of the current membership of the Committee will constitute a quorum for the transaction of business, and all acts of the Committee at any meeting will require, for their validity, the affirmative vote of a majority of the current membership of the Committee.

          (e) The Committee may adopt bylaws for the conduct of its business, provided such bylaws are not inconsistent with the provisions of this article.

          (f) No member of the Committee may vote with respect to a decision of the Committee relating solely to his or her own participation or benefit under the Plan.

     12.4
     12.4
     12.4 _______________________
          Duties of Administrator
          _______________________
          Duties of Administrator
          _______________________
          Duties of Administrator.
                                 .
                                 .  The following administrative duties will be

     performed by the Administrator or his or her designate on behalf of the
     Company:

          (a) The determination of initial and continuing eligibility of Employees to participate in the Plan and enrollment of Participants in the Plan;

          (b) The determination of Participants' entitlement to, and the amount of, their individual allocable share of Participating Employer contributions under the Plan;

          (c) The processing of Participant's Eligible Earnings reductions and investment direction elections;

          (d)  The processing of Participants' Beneficiary designations;

          (e) The processing of Participants' withdrawal applications and, where required, the determination of the existence and extent of a financial hardship on which a Participant's withdrawal application is based;

          (f) The review of claims made pursuant to the Plan's benefit claim procedure;

          (g) The computation of the amount of each Participant's Account balances;

          (h) The authorization of disbursements from the Fund in the form of withdrawals and distributions;

          (i) The administration of loans made pursuant to the loan provisions of the Plan;

          (j) The duties expressly assigned to the Administrator pursuant to the Plan; and

          (k) Such other duties as the Committee may delegate to the Administrator from time to time.

     The Administrator is authorized to delegate such of his or her duties as the Administrator may specify in writing to such other person or entity as the Administrator may designate, including a committee established for the specific purpose of performing such a delegated duty.

     12.5
     12.5
     12.5 _________________
          Adoption of Rules
          _________________
          Adoption of Rules
          _________________
          Adoption of Rules.
                           .
                           .  The Committee and the Administrator have the

     discretionary power and authority to make such Plan Rules as the Committee or Administrator deem necessary or appropriate to perform their respective duties in connection with the administration of the Plan and to modify or rescind any such Plan Rules. Plan Rules will be uniform and nondiscriminatory with respect to similarly situated persons.

     12.6
     12.6
     12.6 _____________________
          Discretionary Actions
          _____________________
          Discretionary Actions
          _____________________
          Discretionary Actions.
                               .
                               .  To the extent applicable to their respective

     administrative duties, the Committee and the Administrator have discretionary power and authority to make all determinations necessary or appropriate for the administration of the Plan and to construe, interpret, apply and enforce the Plan and Plan Rules and decide any and all matters arising thereunder, including the discretionary power and authority to remedy possible ambiguities, inconsistencies, omissions or erroneous Account balances. In the exercise of their discretionary powers, the Committee and Administrator will treat all persons similarly situated in a uniform matter.

     12.7
     12.7
     12.7 ____________
          Compensation
          ____________
          Compensation
          ____________
          Compensation.
                      .
                      .  Neither Committee members nor the Administrator will

     receive compensation from the Plan or Trust for their services as such, but they are entitled to reimbursement for all sums reasonably and necessarily expended by them in the performance of their duties.

     12.8
     12.8
     12.8 _______________________
          Professional Assistance
          _______________________
          Professional Assistance
          _______________________
          Professional Assistance.
                                 .
                                 .  The Committee and the Administrator may

     retain such accounting, record keeping, legal and clerical services as they reasonably deem to be required in the administration of the Plan, and may pay reasonable compensation for such services. The Committee and Administrator are entitled to rely conclusively on all tables, valuations, certificates, opinions and reports furnished to them by such persons and on all information, elections and designations furnished to them by Participants and Participating Employers.

     12.9
     12.9
     12.9 _______________________________
          Payment of Administrative Costs
          _______________________________
          Payment of Administrative Costs
          _______________________________
          Payment of Administrative Costs.
                                         .
                                         .  Reimbursements under Section 12.7,

     compensation under Section 12.8 and all other costs of establishing and administering the Plan may be paid by the Trustee from the Fund, upon statements issued by the Committee or Administrator, but to the extent not so paid, will be paid by the Participating Employers.

     12.10
     12.10
     12.10     _______________
               Indemnification
               _______________
               Indemnification
               _______________
               Indemnification.
                              .
                              .  The Participating Employers jointly and

     severally agree to indemnify the Committee members, the Administrator and each director, officer and Employee against any and all liabilities, losses, costs and reasonable expenses (including legal fees) of every kind and nature that may be imposed on, incurred by or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Participating Employers have the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this section, unless they are determined to be due to gross negligence or intentional misconduct.

     12.11
     12.11
     12.11     _______________________
               Benefit Claim Procedure
               _______________________
               Benefit Claim Procedure
               _______________________
               Benefit Claim Procedure.
                                      .
                                      .  If a request for a benefit by a

     Participant or Beneficiary of a deceased Participant is denied in whole or in part, not later than 30 days after receipt of notice of the denial, the Participant or Beneficiary, as the case may be, may file with the Administrator a written claim objecting to the denial. Not later than 90 days after receipt of such claim, the Administrator will render a written decision on the claim to the claimant. If the claim is denied in whole or in part, such decision will include: the reasons for the denial; a reference to the Plan provision that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the Plan's claim procedure. Not later than 60 days after receiving the Administrator's written decision, the claimant may file with the Administrator a written request for review of the

     Administrator's decision, and the claimant or the representative may thereafter review Plan documents that relate to the claim and submit written comments to the Administrator. Not later than 60 days after receiving such request, the Administrator will afford the claimant or the representative an opportunity to present the claim in person to the Administrator. Not later than 60 days after such presentation or, if there is no such presentation, not later than 60 days after the Administrator's receipt of the request for review, the Administrator will render a written decision on the claim, which decision will include the specific reasons for the decision, including references to specific Plan provisions where appropriate. The 90- and 60-day periods during which the Administrator must respond to the claimant may be extended by up to an additional 90 or 60 days, respectively, if special circumstances beyond the Administrator's control so require and if notice of such extension is given to the claimant.

     12.12
     12.12
     12.12     ____________________
               Correction of Errors
               ____________________
               Correction of Errors
               ____________________
               Correction of Errors.
                                   .
                                   .  If the Committee determines that, by

     reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Committee may enter into an agreement with such Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

                               ARTICLE XIII
                               ARTICLE XIII
                               ARTICLE XIII
                               _____________
                               Miscellaneous
                               _____________
                               Miscellaneous
                               _____________
                               Miscellaneous


     13.1
     13.1
     13.1 _________________________________________
          Merger, Consolidation, Transfer of Assets
          _________________________________________
          Merger, Consolidation, Transfer of Assets
          _________________________________________
          Merger, Consolidation, Transfer of Assets.
                                                   .
                                                   .  If this Plan is merged or

     consolidated with, or its assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

     13.2
     13.2
     13.2 _________________________
          Limited Reversion of Fund
          _________________________
          Limited Reversion of Fund
          _________________________
          Limited Reversion of Fund.
                                   .
                                   .  (A)  Except as provided in Subsection (B),

     no corpus or income of the Trust will at any time revert to a Participating Employer or be used other than for the exclusive benefit of eligible Employees and their Beneficiaries by paying benefits and, if applicable, administrative expenses of the Plan.

          (B)  Notwithstanding any contrary provision in the Plan,

          (1) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Code section 401(a) and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to such Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan, as adopted by that Participating Employer, is not qualified or the Trust is not tax exempt; provided, that the Participating Employer requests such determination within a reasonable time after adoption of the Plan and the repayment by the Trustee to such Participating Employer is made within one year after the date of denial of qualification of the Plan; and

          (2) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to such Participating Employer upon the Participating Employer's written request; provided, that such repayment is made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution being fully deductible by the Participating Employer under Code section 404.

     13.3
     13.3
     13.3 ____________________
          Top-Heavy Provisions
          ____________________
          Top-Heavy Provisions
          ____________________
          Top-Heavy Provisions.
                              .
                              .  (A)(1) Notwithstanding the provisions of

          Sections 3.1 and 3.2, no contributions will be made and allocated on behalf of any "key employee" for any Plan Year during which the Plan is a top-heavy plan, unless the amount of contributions (excluding Pre-Tax Contributions) made and allocated for such Plan Year on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Testing Wages for the Plan Year, is at least equal to the lesser of

               (a)  three percent, or

               (b) the largest percentage of such Testing Wages at which contributions (including Pre-Tax Contributions) are made and allocated on behalf of any key employee for such Plan Year.

          (2) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or qualified defined benefit pension plan during a Plan Year, the provisions of clause (1) will be applied for such Plan Year -

               (a) by taking into account the employer contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans;

               (b) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under such defined benefit pension plan for such Plan Year is not less than the product of -

                    (i) the Participant's average Testing Wages for the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                    (ii) the lesser of (A) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan, or (B) 20 percent.

          (B)  For purposes of Subsection (A),

          (1) (a) The Plan will be a "top-heavy plan" for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

               (b) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                    (i) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                    (ii) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will not be included;

                    (iii) The Account balances of any key employee and any employee who is not a key employee who has not performed an Hour of Service of the type described at
                    Section 11.22(A)(1) at any time during the five-year period ending on the date as of which the determination is being made will not be included; and

                    (iv) The terms "key employee" and "employee" include the Beneficiaries of such persons who have died.

          (2) (a) Notwithstanding the provisions of clause (1), this Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (1).

               (b) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

               (c) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

          (3) The "required aggregation group" of consists of (i) each plan of an Affiliated Organization in which a key employee participates, and
          (ii) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) and 410.

          (4) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

          (5) For purposes of applying clauses (2), (3) and (4) of this Subsection (B), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

          (C) A "key employee" is any person who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

          (1) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose compensation for such Plan Year exceeds 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 persons, or (b) the greater of (i) three persons or
          (ii) ten percent of the number of the Affiliated Organization's employees, excluding for purposes of determining the number of such officers, any employees that are excluded pursuant to Section 11.19(A)(2)(b);

          (2) The owner of an interest in the Affiliated Organization, including business entities that are required to be aggregated under Code section 414(b), (c) or (m), that is not less than the interest owned by at least 10 other persons employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her compensation for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

          (3) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization's stock; or

          (4) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose compensation for such Plan Year exceeds $150,000.

     For purposes of this Subsection (C), the term "compensation" has the same meaning as in Section 11.21(B)(2) and ownership of an Affiliated Organization's stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

          (D) If an Affiliated Organization maintains a qualified defined contribution plan and a qualified defined benefit pension plan, the limitation on combined contributions and accrued benefits will be adjusted by substituting "100 percent" for "125 percent" in the definitions of the defined benefit fraction and the defined contribution fraction in
     Section 9.7; provided, first, that this Subsection (D) will be applied prospectively only to prohibit additional contributions allocated, and forfeitures reallocated, to and defined benefit accruals for, a Participant and will not reduce any allocations or reallocations made to, or benefits accrued for, such Participant prior to the Plan Year for which it first becomes effective; and, second, that if the Plan would not be a top heavy plan if "90 percent" were substituted for "60 percent" in Subsection
     (B)(1)(a), this Subsection (D) will not apply if -

          (1) the aggregate employer contribution (other than elective deferrals for a non-key employee) under all such qualified defined contribution plans on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year is not less than seven and one-half percent of his or her Testing Wages for the Plan Year, or

          (2) the accrued benefit for each Participant under the qualified defined benefit pension plan is not less than the benefit described in Subsection (A)(2)(b), applied by substituting "3 percent" for "2 percent" in item (A) of clause (ii) and "30 percent" for "20 percent" in item (B) of clause (ii).

     13.4
     13.4
     13.4 ____________________________
          No Employment Rights Created
          ____________________________
          No Employment Rights Created
          ____________________________
          No Employment Rights Created.  The establishment of  the Plan neither gives any Employee a right to continuing employment nor limits the right of an Affiliated Organization to discharge the Employee or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

     13.5
     13.5
     13.5 __________________
          Special Provisions
          __________________
          Special Provisions
          __________________
          Special Provisions.  Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

                                 EXHIBIT A
                                 EXHIBIT A
                                 EXHIBIT A

     This exhibit contains special provisions applicable to each participant in the Ceridian Corporation Retirement Plan who has elected an enhanced retirement benefit under that plan with respect to which a portion of his or her Pre-Tax Account serves as the basis for an offset.


     1.
     1.
     1.   ___________________
          Separate Accounting
          ___________________
          Separate Accounting
          ___________________
          Separate Accounting.
                             .
                             .  The Administrator will at all time separately

     account on a reasonable and consistent basis for all gains, losses, withdrawals, contributions and other credits and charges with respect to the portion of a Participant's Pre-Tax Account that serves as a basis for an offset of any portion of his or her benefit under the Ceridian Corporation Retirement Plan. For purposes of this exhibit, such portion of the Pre-Tax Account is referred to as the Pre-Tax Offset Subaccount.

     2.
     2.
     2.   ________________________________________
          Spousal Consent to Withdrawals and Loans
          ________________________________________
          Spousal Consent to Withdrawals and Loans
          ________________________________________
          Spousal Consent to Withdrawals and Loans.
                                                  .
                                                  .  No withdrawal or loan may

     be made from the Pre-Tax Offset Subaccount unless, during the 90-day period ending on the date of the withdrawal or loan, the Participant's spouse consents to the withdrawal or loan.

     3.
     3.
     3.   ____________________
          Form of Distribution
          ____________________
          Form of Distribution
          ____________________
          Form of Distribution.
                              .
                              .  (A)    Unless a Participant otherwise elects in

     accordance with the provisions of clause (C), the Trustee will, with the balance of the Participant's Pre-Tax Offset Subaccount, purchase and distribute to the Participant an annuity contract that provides for payments for the life of the Participant if the Participant is not married on his or her "annuity starting date," within the meaning of Code section 417(F)(2), or, if the Participant is then married, for payments for the life of the Participant, with 50 percent of the amount of such payments continuing after the Participant's death for the life of such spouse.

          (B) Each annuity contract purchased for a Participant will provide for payment of benefits commencing at such time and in such manner as the Participant elects; provided, that distribution of benefits under such contract must conform to the requirements of Section 8.1 of the Plan, applied as if such contract constituted the Participant's Accounts. No such contract is subject to transfer or to exchange for another annuity contract that does not conform to the requirements of this item (3). No such contract is subject to surrender or encumbrance without the consent of the Participant's spouse.

          (C) A Participant whose Pre-Tax Offset Subaccount would otherwise be paid in the form of an annuity contract described in clause (A) may elect to receive a lump sum payment in lieu of such annuity contract. The Participant's election must be in writing, in form prescribed by the Administrator; must be made within the 90-day period ending on the Participant's annuity starting date; may be revoked and a new election made any number of times during the election period; and is not effective unless the Participant's spouse consents to such lump sum payment.

          (D) If a Participant dies prior to his or her annuity starting date, and is married on the date of his or her death, the Administrator will, with the balance of the Participant's Pre-Tax Offset Subaccount, purchase and distribute to the Participant's surviving spouse a nontransferable annuity contract that provides payments to such surviving spouse for life, commencing at such time not later than the date on which the Participant would have attained age 70-1/2 as the spouse selects; provided, that this clause (D) will not apply if -

          (1) the Participant's spouse elects, in a written, signed statement delivered to the Administrator prior to the purchase of the annuity contract, to receive the balance of the Participant's interest in his or her Pre-Tax Offset Subaccount in a lump sum payment, or

          (2) the Participant elected, by a signed written statement delivered to the Administrator within the period commencing on the first day of the Plan Year in which he or she attained age 35 and ending on the date of the Participant's death, to waive the provisions of this clause (D), and the Participant's spouse consented to such election; a Participant may, at any time and any number of times, by signed written notice delivered to the Administrator during the Participant's lifetime, revoke any election made under this subclause (2), and may make a new election following any such revocation.

          (E) Distribution of any annuity contract pursuant to the foregoing provisions of this item (3) satisfies in full any claims that the Participant or his or her spouse may have under the Plan, and neither the Trustee nor the Administrator will be responsible to any extent with respect to any payments to which the Participant or his or her spouse may be entitled under such annuity contract.

          (F) The provisions of this item (3) apply notwithstanding and supersede any designation by a married Participant of any primary Beneficiary other than his or her spouse which designation is not made either in conjunction with an election pursuant to clause (C) or (D)(2) of this item (3), as the case may be, or thereafter with the spouse's consent.

                                         A-2